SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant   ___X____

Filed by a Party other than  the Registrant ______

Check the appropriate box:


_______ Preliminary Proxy Statement
____X__ Definitive Proxy Statement
_______ Definitive Additional Materials
_______ Soliciting Material Under Rule 14a-12
_______ Confidential, for Use of the Commission Only
                (as permitted by Rule 14a-6(e)(2))

                                IEC Electronics Corp.
                (Name of Registrant as Specified in Its Charter)

   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

____X__  No fee required

_______  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        (1)     Title of each class of securities to which transaction applies:

         ______________________________________________________________________

        (2)     Aggregate number of securities to which transaction applies:

         ______________________________________________________________________


        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        _______________________________________________________________________


        (4)     Proposed maximum aggregate value of transaction:

        _______________________________________________________________________


        (5)     Total fee paid:

        _______________________________________________________________________

______  Fee paid previously with preliminary materials.

______ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount previously paid:______________________________________

        (2)     Form, Schedule or Registration Statement No._________________

        (3)     Filing party:________________________________________________

        (4)     Date filed:__________________________________________________

                             IEC ELECTRONICS CORP.
                               105 NORTON STREET
                             NEWARK, NEW YORK 14513

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   To Be Held
                               February 27, 2002

TO THE STOCKHOLDERS OF IEC ELECTRONICS CORP.:

     The annual meeting of stockholders of IEC Electronics Corp. (the "Company") will be held on Wednesday, February 27, 2002, at 9:00 a.m. at HSBC, One HSBC Plaza, Rochester, New York (the "Annual Meeting") for the following purposes:

     1. To elect eight (8) directors to serve until the 2003 Annual Meeting and until their successors are duly elected and qualified.

     2. To consider and act upon a proposal to approve the Company's 2001 Stock Option and Incentive Plan.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on January 9, 2002 as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

     STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND TO MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                 Martin S. Weingarten, Secretary

DATED:  January 28, 2002
        Newark, New York

                             IEC ELECTRONICS CORP.
                               105 NORTON STREET
                             NEWARK, NEW YORK 14513

                                PROXY STATEMENT
                    FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished to stockholders of IEC Electronics Corp. (the "Company") by the Board of Directors (the "Board") of the Company in connection with the solicitation of the enclosed proxy for use at the annual meeting of the stockholders to be held on Wednesday, February 27, 2002, at HSBC, One HSBC Plaza, Rochester, New York at 9:00 a.m., and at any adjournments thereof (the "Annual Meeting").

     The principal executive offices of the Company are located at 105 Norton Street, Newark, New York 14513, and its telephone number is (315) 331-7742. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is January 28, 2002. A copy of the Company's Annual Report to Stockholders for the fiscal year ending September 30, 2001 ("Fiscal 2001"), including financial statements, is being sent to the stockholders concurrently with this Proxy Statement.

                              GENERAL INFORMATION

Voting at the Annual Meeting; Record Date
- -----------------------------------------

     Only stockholders of record at the close of business on January 9, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were issued and outstanding and entitled to vote at the Annual Meeting 7,691,503 shares of Common Stock the Company, par value $.01 per share (the "Common Stock"). Each holder of Common Stock is entitled to cast one vote for each share held of record at the close of business on the Record Date on each matter submitted to a vote at the Annual Meeting.

Solicitation and Revocation
- ---------------------------

     Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy.

     Unless contrary instructions are indicated on the proxy, all Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees listed below under Proxy Item 1, FOR the proposal to approve the Company's 2001 Stock Option and Incentive Plan under Proxy Item 2, and, in the discretion of the proxies named on the proxy card, with respect to any other matters properly brought before the meeting and any adjournments thereof. The Board knows of no other matters to be presented at the Annual Meeting. If any other matters are presented at the Annual Meeting upon which a vote properly may be taken, the persons named in the proxy will vote the proxies in accordance with their best judgment.

     Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of the Company, 105 Norton Street, Newark, New York 14513, or by voting in person at the Annual Meeting. If a stockholder is not attending the Annual Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Annual Meeting. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

Quorum; Abstentions; Broker Non-Votes
- -------------------------------------

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While where is no definitive statutory or case law authority in Delaware, the Company's state of incorporation, as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence or a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Under the law of Delaware, broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Expenses of Solicitation
- ------------------------

     The entire cost of the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies, personally or by telephone, telegram, letter, facsimile or other means of communication. The Company may also request brokers, banks, nominees, custodians, fiduciaries and others to forward soliciting material to the beneficial owners of the Company's Common Stock and will reimburse such persons for reasonable expenses incurred in forwarding such materials.


Procedure for Submitting Stockholder Proposals
- ----------------------------------------------

     At the Annual Meeting each year, the Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting. It is anticipated that the 2003 Annual Meeting of Stockholders will be held on February 26, 2003.

     Stockholders of the Company also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in the Company's 2003 proxy material, a stockholder's proposal must be received not later than September 27, 2002 at the principal office of the Company, 105 Norton Street, Newark, NY 14513, Attention: Secretary.

     In addition, the Company's By-Laws provide that in order for business to be brought before an annual meeting of stockholders, a stockholder must deliver written notice to the Secretary of the Company not less than 90 days prior to the date of the meeting. The notice must set forth the stockholder's name, address and number of shares of Company stock held, a representation that the stockholder intends to appear in person or by proxy at the meeting to make the proposal, a description of the business to be brought before the meeting, the reasons for conducting such business at the annual meeting, any material interest of the stockholder in the proposal, and such other information regarding the proposal as would be required to be included in a proxy statement. No such notice has been received by the Company for the 2002 Annual Meeting. For the 2003 Annual Meeting of Stockholders, written notice must be delivered to the Secretary of the Company at the principal office of the Company, 105 Norton Street, Newark, NY 14513, no later than November 29, 2002.

     The By-Laws also provide that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of his or her intention to the Secretary of the Company. The notice must be delivered not less than 90 days before the date of a meeting of stockholders. The notice must set forth the name and address of and number of shares of Company stock owned by stockholder, the name and address of the person to be nominated, a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by such stockholder, business address and experience during the past five years, any other directorships held by the nominee, the nominee's involvement in certain legal proceedings during the past five years and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a director of the Company if elected. No such notice has been received by the Company for the 2002 Annual Meeting. For the 2003 Annual Meeting of Stockholders, written notice must be delivered to the Secretary of the Company at the principal office of the Company, 105 Norton Street, Newark, NY 14513, no later than November 29, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
- --------------------------------------------------------------

     The following table and notes thereto set forth certain information regarding beneficial ownership of the Company's Common Stock as of January 9, 2002 (except as otherwise noted below) by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Executive Officers named in the Summary Compensation Table, and (iv) all directors and officers of the Company as a group. The information as to each person has been furnished by such person, and, except as noted, each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.


                                        Shares          Percent of Shares
Name and Address of                  Beneficially          Beneficially
Beneficial Owner                       Owned(1)              Owned(1)
- ----------------                       --------              --------

Grace & White, Inc. (2)               1,038,900                 13.51%
515 Madison Avenue, Suite 1700
New York, NY  10022

Dimensional Fund Advisors Inc. (3)      553,200                  7.19%
1299 Ocean Avenue
11th Floor
Santa Monica, CA  90401

Heartland Advisors, Inc. (4)            394,400                  5.13%
789 North Water Street
Milwaukee, WI  53202

Thomas W. Lovelock*                     106,087 (5)              1.37%
105 Norton Street
Newark, NY  14513

David J. Beaubien*                       62,364 (6)                +
84 Doane Road
Ware, MA  01082

W. Barry Gilbert*                        85,782 (6)(7)           1.11%
130 Runnymede Road
Rochester, NY  14618

Robert P. B. Kidd*                       82,949 (6)              1.08%
1560 Sweetbay Circle
Palm City, FL  34990

Eben S. Moulton*                        219,413 (6)              2.84%
55 Ferncroft Road
Danvers, MA  01923

Dermott O'Flanagan*                     229,413 (8)              2.98%
6529 Daylily Court
Niwot, CO  80503

James C. Rowe*                          113,944 (9)              1.48%
3510 North Lake Drive
Milwaukee, WI  53211

Russell E. Stingel*                     230,278(10)              2.97%
102 Grand View Drive
Fairport, NY  14450

Justin L. Vigdor*                       129,992 (6)              1.69%
2400 Chase Square
Rochester, NY  14604

Bill R. Anderson                         10,000 (11)               +
105 Norton Street
Newark, NY  14514

Randall C. Lainhart                         -0-
105 Norton Street
Newark, NY  14514

William A. Nabors                       129,587 (12)             1.68%
1920 Industrial Park
Edinburg, TX  78539

Richard L. Weiss                         85,252 (13)             1.10%
105 Norton Street
Newark, NY  14514

All directors and officers as a group   1,602,563 (14)          19.99%
(15 persons)


*Member of Board of Directors of the Company
+Less than 1%

(1) The number of shares of Common Stock deemed outstanding includes (a) 7,691,503 shares of Common Stock outstanding as of January 9, 2002; and
(b) shares issuable pursuant to options held by the respective person or group which may be exercised within 60 days after January 9, 2002 ("options currently exercisable"), as set forth below.

(2) Based on Schedule 13G/A filed with the Securities and Exchange Commission on January 22, 2002, Grace & White, Inc. ("G&W), an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, has advised the Company that it has sole voting power with respect to 196,800 shares and sole dispositive power with respect to 1,038,900 shares.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. (These investment companies, trusts and accounts are the "Funds".) Dimensional has reported that in its role as investment advisor or manager, it possesses both voting and investment power over 553,200 shares of the Company's Common Stock. The Funds own all of such shares, and Dimensional disclaims beneficial ownership of such shares.

(4) On January 16, 2002, a Schedule 13G/A was filed with the Securities and Exchange Commission by Heartland Advisors, Inc. ("Heartland"), an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, and William J. Nasgovitz, President and principal shareholder of Heartland. Pursuant to the Schedule 13G/A, 394,400 shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 by (1) Heartland by virtue of its investment discretion and in some cases voting power over client securities, which may be revoked; and (2) William J. Nasgovitz, as a result of his position with and stock ownership of Heartland which could be deemed to confer upon him voting and/or investment power over the shares Heartland beneficially owns. As reported in the Schedule 13G/A, of these 394,400shares, none of the shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 by Mr. Nasgovitz as a result of his position as an officer and director of Heartland Group, Inc. which could be deemed to confer upon him voting power over the shares Heartland Group, Inc. beneficially owns. As set forth in the Schedule 13G/A, Heartland has the sole voting power with respect to 299,400 shares and the sole dispositive power with respect to 394,400 shares. All of such shares are held in investment advisory accounts of Heartland. As a result, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. Heartland knows of no such account that has such an interest relating to more than 5% of the class.

(5) Includes 62,500 shares of Common Stock subject to options currently exercisable.

(6) Includes 21,000 shares of Common Stock subject to options currently exercisable.

(7) Includes 54,544 shares of Common Stock held by Mr. Gilbert's wife and 1,500 shares of Common Stock held jointly by Mr. Gilbert and his wife.

(8) Includes 7,000 shares of Common Stock subject to options currently exercisable.

(9) Includes 9,500 shares of Common Stock subject to options currently exercisable and includes 101,798 shares of Common Stock held by Mr. Rowe's 401(k) Plan.

(10) Includes 58,834 shares of Common Stock subject to options currently exercisable.

(11) Includes 10,000 shares of Common Stock subject to options currently exercisable.

(12) Includes 12,500 shares of Common Stock subject to options currently exercisable.

(13) Includes 25,000 shares of Common Stock subject to options currently exercisable.

(14) Includes 323,584 shares of Common Stock subject to options currently exercisable.

                             ELECTION OF DIRECTORS
                                (Proxy Item 1)

     The Company's Board of Directors (the "Board") currently consists of nine persons. Russell E. Stingel, whose term as a director expires at this Annual Meeting, will retire from the Board effective as of February 27, 2002. Mr. Stingel has served on the Board since October 1996 and was Chairman of the Board from February 1997 until February 2001. From July 1, 1996 until his retirement on September 30, 1999, he was also Chief Executive Officer. As a result of the death of the former Chief Executive Officer, he became interim Chief Executive Officer on December 12, 1999 and served as such until the appointment of a new Chief Executive Officer on August 21, 2000. Mr. Stingel served as President of the Company (February 1996-June 1997) and Executive Vice President, Secretary and General Manager of the Company (1977-February 1996). The Company is indebted to Mr. Stingel for his 24 years of service to the Company and for his leadership, guidance and support.

     At this Annual Meeting, eight persons will be nominated as directors. All of the nominees for director are incumbent directors and all nominees were elected at the last Annual Meeting.

     Nominations of persons for election to the Board may be made at a meeting of stockholders only (i) by or at the direction of the Board or (ii) by any stockholder of the Company entitled to vote for the election of directors at a meeting who complies with the notice procedures set forth in the Company's Bylaws. See "GENERAL INFORMATION - Procedure for Submitting Stockholder Proposals."

     It is intended that the accompanying proxy will be voted in favor of the persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy. All nominees have consented to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

     Following the Annual Meeting, there will remain one vacancy on the Board. The Board intends to consider potential candidates to fill that vacancy and, accordingly, has not taken any action to reduce the size of the Board.

     For the election of directors, only proxies and ballots marked "FOR all nominees", "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; votes that are withheld are excluded entirely from the vote and will have no effect. Abstentions will have no effect on the vote for the election of directors. Directors are elected by a plurality of the votes cast. This means that the eight nominees will be elected if they receive more affirmative votes than any other nominees.

     The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

     The Board of Directors unanimously recommends a vote FOR the election as directors the nominees listed below.

Nominees for Election as Directors
- ----------------------------------

     The following is a brief description of the nominees for election as directors.

     David J. Beaubien, 67, a director of the Company since October 1990, has been a director and chairman of Yankee Environmental Systems, Inc., Turners Falls, Massachusetts, a manufacturer of Solar Radiation Monitoring Instruments, since 1990. Prior thereto, he was Senior Vice President of EG & G, Inc., Wellesley, Massachusetts, a manufacturer of Scientific Instruments and manager of U.S. Government facilities from 1967 until his retirement in January 1991. He is also a director of the Paine Webber Brinson Advisors (PACE) Mutual Funds, New York, New York.

     W. Barry Gilbert, 55, a director of the Company since February 1993 and Chairman of the Board since February 2001, is a private investor and an adjunct faculty member at the William E. Simon Graduate School of Management of the University of Rochester. From 1991 until 1999, he was President of the Thermal Management Group of Bowthorpe Plc. of Crawley, West Sussex, England. Prior to that time he was corporate Vice President and President, Analytical Products Division of Milton Roy Company, a manufacturer of analytical instrumentation.

     Robert P.B. Kidd, 68, has served as a director of the Company since its formation in 1966 and has been an insurance agent since 1961. From September 1995 until August 1998, Mr. Kidd was President of Blue Water Insurance, Inc., Jupiter, Florida, a marine insurance company. Prior thereto, he was a Vice President of Lawrence United Corporation, an insurance agency and a division of the Lawrence Group.

     Thomas W. Lovelock, 58, has served as IEC's President and Chief Executive Officer and as a director since August 21, 2000. He was previously employed as President and Chief Executive Officer of Group Technologies, an electronics manufacturing services provider and a subsidiary of Sypris Solutions in Tampa, Florida. Mr. Lovelock has also held the positions of President and Chief Executive Officer (1992-1997) at Bell Technologies, Inc., Vice President of Operations in the Communications Manufacturing Division of E-Systems, and various management positions at Analog Devices and Motorola.

     Eben S. Moulton, 55, a director of the Company since November 1992, has served as President of Seacoast Capital Corporation, Danvers, Massachusetts, an investment firm, since 1994 and as President of Signal Capital Corporation, Danvers, Massachusetts, a financial services corporation, since 1988. Mr. Moulton is also a director of Seacoast Capital Corporation.

     Dermott O'Flanagan, 50, a director of the Company since July 10, 2000, is a private investor. From 1995 until April 2000, he was President of Dovatron International, an electronics contract manufacturer based in Niwot, Colorado. From 1992-1996, he was Managing Director of Dovatron Ireland Ltd., and from 1983 to 1991, he held various management positions with Western Digital Corporation, an electronics manufacturer. Mr. O'Flanagan is also a director of Manufacturers' Services, Ltd., a provider of advanced electronics manufacturing services, headquartered in Concord, Massachusetts.

     James C. Rowe, 53, a director of the Company since January 7, 2000, has served as President of Rowe & Company LLC, Milwaukee, Wisconsin, a merchant banking firm, since April 1994. From April 1972 through March 1994, Mr. Rowe was a director and Vice President of Lubar & Co., Incorporated, Milwaukee, Wisconsin, a merchant banking firm. Mr. Rowe is a director of several privately held companies.

     Justin L. Vigdor, 72, is Assistant Secretary of the Company and has served as a director of the Company since 1968. He has been an attorney since 1951 and is senior counsel to the law firm of Boylan, Brown, Code, Vigdor & Wilson, LLP, Rochester, New York, counsel to the Company.

Information Regarding the Board and its Committees
- --------------------------------------------------

     The Board held a total of six in-person regular meetings and two special telephonic meetings during Fiscal 2001.

     During Fiscal 2001, each director attended more than 75% of the meetings of the Board and meetings of committees upon which such director served.

     The Board has an Audit Committee, a Compensation Committee, a Corporate Development Committee, a Corporate Governance Committee and an Executive Committee. There is no standing nominating committee; its functions are the responsibility of the Corporate Governance Committee.

     The Audit Committee recommends the appointment of the Company's independent accountants, reviews the scope and results of audits, reviews internal accounting controls and systems and reviews accounting, auditing, and financial reporting matters. These reviews include meetings with the independent auditors and representatives of management as well as separate and private meetings with the independent auditors to insure that the scope of their activities has not been restricted and that adequate responses to their recommendations had been received. In addition, the Audit Committee reviews the estimated fees and types of non-audit services to be rendered to the Company by the independent accountants for the coming year. The Audit Committee also monitors compliance with the Company's Code of Conduct, its conflict of interest policy and its policy concerning trading in the Company's securities. The minutes of Audit Committee meetings, as well as all of the recommendations of the Audit Committee, are submitted to the full Board of Directors. The Audit Committee, whose current members are Messrs. Moulton (Chairman), Kidd and Rowe, held four meetings in Fiscal 2001.

     The Compensation Committee reviews and approves the Company's compensation philosophy covering executive officers and other key management employees, reviews the competitiveness of the Company's total compensation practices, reviews and approves the terms and conditions of proposed incentive plans applicable to executive officers and other key employees, approves and administers the Company's Stock Option Plans, reviews and makes recommendations with respect to management compensation, including salaries and bonus awards, examines the impact and effect of various benefits and incentive plans and reviews and recommends changes or amendments to such programs to the Board, and reviews and approves special hiring and severance arrangements with executive officers. In Fiscal 2001, the Compensation Committee held two meetings and took action by unanimous written consent in lieu of a special meeting eight times. The members of the Compensation Committee are Messrs. Beaubien (Chairman), Gilbert and Rowe.

     The Corporate Development Committee reviews and makes recommendations to the Board and management regarding the long-term business goals and strategies of the Company, reviews management's development of long-term business objectives and its development of effective strategies to accomplish those objectives, reviews proposed acquisitions and dispositions of businesses, reviews acquisitions and dispositions of capital assets (for transactions exceeding levels specified in approved capital budgets), reviews the requirements of the Company for growth and for proposed acquisitions of businesses and capital assets and reviews major regulatory issues, industry issues and technological advances that may affect operations. In Fiscal 2001, the Corporate Development Committee held three meetings. Members of the Corporate Development Committee are Messrs. O'Flanagan (Chairman), Moulton, Stingel and Vigdor.

     On December 7, 2000, the Board of Directors established a Special Committee on Corporate Governance for the purpose of reviewing the structure and operation of the Board and establishing certain policies and guidelines to assure that the Board provides effective governance over the Company's affairs for the benefit of its stockholders. On February 28, 2001, the Corporate Governance Committee became a standing committee of the Board. The Corporate Governance Committee reviews and makes recommendations to the Board regarding Board size, composition, compensation and structure and the compensation and duties of Board committees, develops policies relating to the recruitment of directors and performs the functions of a nominating committee, ensures that mechanisms exist for the evaluation of the Chief Executive Officer and for a self-evaluation of the Board's effectiveness, and receives periodically from the Chief Executive Officer recommendations relating to the development of executive talent, management succession and the executive management needs of the Company. In Fiscal 2001, the Corporate Governance Committee held one all-day meeting. Members of the Corporate Governance Committee are Messrs. O'Flanagan (Chairman), Gilbert, Moulton and Vigdor.

     The Executive Committee exercises the powers of the Board in the interval between regular meetings of the full Board. In Fiscal 2001, the Executive Committee did not meet. The members of the Executive Committee are Messrs. Lovelock (Chairman), Gilbert and Vigdor.

Compensation of Directors
- -------------------------

     Directors who are not employees of the Company ("Outside Directors") receive annual retainers of $8,000, payable in four equal quarterly installments. In addition, each Outside Director is paid $1,000 for each in-person meeting of the Board attended. No fees are paid to the Outside Directors for telephonic Board meetings or for attendance at committee meetings. The Chairmen of the Audit, Compensation and Corporate Governance Committees each receive an additional $750 per quarter. In lieu of all other fees paid to the Outside Directors, the Chairman of the Board receives an annual compensation of $30,000. Employee directors are not compensated for their service on the Board or on committees of the Board. Outside Directors may also receive consulting fees for special projects requested by management or by the Board. In addition, pursuant to a resolution adopted by the Board on October 31, 2000, if an Outside Director retires from the Board after having served at least five years as a director, such director will receive the equivalent of one year's annual retainer fee ($8,000) in the form of Company stock. For Fiscal 2001, an aggregate of $131,917 was paid in cash or in stock to the Outside Directors. Each Outside Director also was reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings. In Fiscal 2001, all directors, except Mr. Lovelock, were Outside Directors.

     Pursuant to the IEC Electronics Corp. Compensation Plan for Non-Employee Directors, Outside Directors have the opportunity to receive payment of their compensation either in cash or in shares of Common Stock. During Fiscal 2001, all Outside Directors received a portion of their compensation in shares of Common Stock. The maximum number of shares of Common Stock that may be issued under the Plan is 50,000 shares, and all said shares have been issued. No further shares may be issued from this Plan. In the event Proxy Item Two is approved by the stockholders, future payments of compensation in the form of shares of Common Stock will be made from the 2001 Stock Option and Incentive Plan. The Outside Directors also may elect to receive their compensation either currently or on a deferred basis. During Fiscal 2001, no director chose to defer his compensation.

     The Company's 1993 Stock Option Plan (the "1993 SOP") provides for automatic, non-discretionary grants of stock options to Outside Directors. Pursuant to the 1993 SOP, as amended, a Non-Employee Director Stock Option ("NEDSO") for 9,000 shares is granted to each non-employee director automatically every three years on the date of the Annual Meeting of Stockholders. The last such grants were made on the date of the 2001 Annual Meeting. At that time, each Outside Director received a NEDSO for 9,000 shares at an exercise price of $1.50 (the fair market value of the Company's Common Stock on the date of grant). Said NEDSOs vest in three equal installments on August 28, 2001, February 28, 2002 and February 28, 2003, respectively, and terminate on February 27, 2006. In the event Proxy Item Two is approved by the stockholders, future grants of stock options to Outside Directors will be made from the 2001 Stock Option and Incentive Plan.

     On July 10, 2000, Mr. O'Flanagan received as payment for past and future consulting services a fully vested, non-statutory stock option for 34,000 shares at an exercise price of $1.688 (the fair market value of the Company's Common Stock on the date of grant). On February 28, 2001, in order to more accurately reflect the intent of the parties, the form of the payment for said consulting services was changed. The option to Mr. O'Flanagan was cancelled, and, in lieu thereof, Mr. O'Flanagan received the sum of $16,000 and 24,000 shares of the Company's Common Stock, valued at $1.60 per share.

     Pursuant to his Retirement and Deferred Compensation Agreement, Mr. Stingel received $94,231 in Fiscal 2001. See "EXECUTIVE OFFICER COMPENSATION - Certain Transactions."

                         EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table
- --------------------------

     The following table sets forth individual compensation information for all services rendered to the Company and its subsidiaries in all capacities during the periods described below for the Chief Executive Officer and the other most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at September 30, 2001 and whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"). The following table sets forth compensation information for each of those individuals for the years ended September 30, 2001, 2000 and 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                Long-Term Compensation              All Other
                             Annual Compensation                                    Awards                      Compensation($)(4)
                          -------------------------                              ---------------------          ------------------
                                                                                Restricted   Securities
                                                                  Other Annual    Stock      Underlying
 Name & Principal Position          Year   Salary($) Bonus($)(1)   ($)(2)       Awards($)(3) Options(#)
 -------------------------          ----   --------  ----------- -------------  -----------  -----------

  Thomas W. Lovelock (5)            2001   $300,000   $83,333      $112,852          ---       25,000            $   10,529
    President and Chief Executive   2000     28,846     ---           ---         $18,750     190,000                 1,010
    Officer

  Richard L. Weiss (6)              2001   $140,000   $34,722         ---            ---       45,000            $    3,150
    Vice President, Chief           2000    130,308     8,000         ---            ---       30,000                 4,531
    Financial Officer & Treasurer   1999     12,385     ---           ---            ---        5,000                   478

  William A. Nabors (7)             2001   $130,385   $13,889         ---            ---       40,000                 4,998
    Vice President & General        2000     35,385     5,000      $ 16,012          ---       20,000                 1,718
    Manager, Texas/Mexico
    Operations

  Bill R. Anderson (8)              2001   $ 83,077   $45,833         ---            ---       70,000            $    4,863
    Vice President & General
    Manager, Newark Operations

(1) For Fiscal 2001, $60,000 of the bonus received by Mr. Lovelock was the minimum bonus guaranteed by his Employment Agreement and $23,333 was an incentive award; $25,000 of the bonus received by Mr. Anderson was a hiring bonus and $20,833 was an incentive award; and the bonuses to Messrs. Weiss and Nabors were incentive awards. For Fiscal 2000, the amounts in this column reflect hiring bonuses. See "EXECUTIVE OFFICER COMPENSATION-Executive Employment Contracts and Change-in-Control Agreements-Thomas W. Lovelock" and "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION".

(2) Except as noted above, none of the Named Executive Officers received personal benefits in excess of the lesser of $50,000 or 10% of such individual's reported salary for Fiscal 2001, 2000 and 1999. The amount reported for Mr. Lovelock in Fiscal 2001 represents $82,415 for the payment of relocation expenses and other amounts for automobile expenses and premiums on term life insurance. The amount reported for Mr. Nabors in Fiscal 2000 represents the payment of relocation expenses.

(3) The restricted stock award in the table above is valued at its fair market value based on the closing price for the Company's Common Stock as reported by The Nasdaq Stock Market on the date of award. On August 21, 2000, Mr. Lovelock was awarded 10,000 restricted shares as a hiring bonus. The closing price of the Company's Common Stock on that date was $1.875. At the end of Fiscal 2000, the fair market value of Mr. Lovelock's restricted stock holdings was $20,940, based upon the closing price of the Company's Common Stock on September 29, 2000 of $2.094. The restrictions lapsed on August 29, 2001.

(4) The amounts in this column represent the Company's matching contributions made in connection with its 401(k) Profit Sharing Plan.

(5) Mr. Lovelock joined the Company on August 21, 2000 when he was elected President and Chief Executive Officer.

(6) Mr. Weiss became Vice President, Chief Financial Officer and Treasurer on October 1, 1999. He joined the Company on August 2, 1999 as Director of Finance.

(7) Mr. Nabors joined the Company on June 5, 2000 as Vice President and General Manager of Newark Operations. In October 2000, he became Vice President, Manufacturing Operations and, in September 2001, he became Vice President & General Manager of Texas/Mexico Operations.

(8) After leaving the Company in 1998, Mr. Anderson rejoined the Company in March 2001 as Vice President, Supply Chain Management & Materials. He became Vice President and General Manager, Newark Operations in September 2001 and continues to remain responsible for supply chain management and materials on a corporate-wide basis.

Options and Stock Appreciation Rights
- -------------------------------------

        The following tables summarize option grants and exercises during Fiscal 2001 to or by the Named Executive Officers, and the value of the options held by such person at the end of Fiscal 2001. No stock appreciation rights ("SARs") have ever been granted by the Company.


                      OPTION GRANTS IN FISCAL 2001

                                                                                Potential Realizable Value
                                                                                at Assumed Annual Rates
                                                                                of Stock Price Appreciation
                                Individual Grants                               for Option Term(1)
                  ---------------------------------------------------           ---------------------------

                                       Percent of Total
                  Number of Securities Options Granted to  Exercise or
                  Underlying Options   Employees in        Base Price    Expiration
            Name   Granted(#)          Fiscal 2001(2)     ($/Share)(3)     Date(4)    5%($)   10%($)
            ----   ------------         -----------        ------------  ----------  -------- ---------


Thomas W. Lovelock  25,000(5)           5.066%              $0.52          9/09/08    $ 5,292  $12,333

Richard L. Weiss    35,000(5)           7.093%              $1.625        10/16/07    $23,154  $53,958
                    10,000(5)           2.027%               0.52          9/09/08      2,117    4,933

William A. Nabors   30,000(5)           6.08%               $1.625        10/16/07    $18,846  $46,250
                    10,000(5)           2.027%               0.52          9/09/08      2,117    4,933

Bill R. Anderson    60,000(5)          12.159%              $1.313         3/18/08    $32,071  $74,740
                    10,000(5)           2.027%               0.52          9/09/08      2,117    4,933

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. This hypothetical value is based entirely on assumed annual growth rates of 5% and 10% in the value of the Company's stock price over the term of the options granted in fiscal 2001. The assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over various periods.

(2) Percentage indicated is based upon a total of 493,450 options granted to employees in Fiscal 2001.

(3) The option exercise price per share is 100% of the fair market value of the Company's Common Stock on the date of grant and may be paid in Common Stock of the Company owned by the executive officer, in cash, or by a combination of these methods.

(4) All stock options expire seven years from the date of grant.

(5) Options are exercisable in four equal annual installments commencing one year from the date of grant, except that, of the 60,000 options granted to Mr. Anderson that expire on March 18, 2008, 10,000 shares were vested on the date of grant and the balance of 50,000 shares will vest in four equal annual installments.


                  AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND
                       FISCAL 2001 YEAR-END OPTION VALUES



                                                           Number of                    Value of Unexercised
                                                     Securities Underlying                  In-the-Money
                                                      Unexercised Options                    Options At
                                                    At September 30, 2001(#)          September 30, 2001 ($)(1)
                                                    ------------------------        -----------------------------

                   Shares Acquired    Value
     Name           Exercise(#)     Realized($)     Exercisable  Unexercisable      Exercisable      Unexercisable
- ----------------    ---------       --------------  -----------  -------------      ------------    --------------
Thomas W. Lovelock      --              --              62,500    152,500                --           $ 4,750
Richard L. Weiss        --              --              10,000     70,000                --           $ 1,900
William A. Nabors       --              --               5,000     55,000                --           $ 1,900
Bill R. Anderson        --              --              10,000     60,000                --           $ 1,900



(1) The closing price for the Company's Common Stock as reported by The Nasdaq Stock Market on September 28, 2001 was $0.71. Value is calculated on the basis of the difference between the option price and $0.71 multiplied by the number of shares of Common Stock underlying the option. An option is in-the-money if the market value of the Common Stock subject to the option exceeds the option price.



Executive Employment Contracts and Change-in-Control Agreements

     Thomas W. Lovelock

     On August 11, 2000, the Company entered into an Employment Agreement with Thomas W. Lovelock pursuant to which Mr. Lovelock was employed by the Company as President and Chief Executive Officer effective as of August 21, 2000. The Employment Agreement was amended as of August 21, 2001 (the Employment Agreement, as amended, is referred to as the "Lovelock Agreement"). The Lovelock Agreement expires on August 20, 2002, but will be automatically extended for additional one-year terms unless either party gives written notice to the other at least 90 days prior to the expiration of a term that it shall not be so extended.

     Under the Lovelock Agreement, Mr. Lovelock receives an annual base salary of $300,000 or such increased amount as the Board may determine from time to time. Upon the commencement of his employment, Mr. Lovelock received as a hiring bonus an award of 10,000 restricted shares of Common Stock that could not be sold, transferred or otherwise disposed of until the expiration of one year. The restrictions lapsed on August 21, 2001. See Footnote (3) to the Summary Compensation Table for further details with respect to the restricted shares.

     Pursuant to the Lovelock Agreement, on August 21, 2000, Mr. Lovelock was granted a stock option for 190,000 shares of Common Stock at an exercise price of $1.875 per share (the Fair Market Value of the Company's Common Stock on the date of grant). Of the 190,000 stock options granted, options for 20,000 shares vested immediately and options for 170,000 shares will vest in four equal annual installments commencing one year from the date of grant. Notwithstanding the foregoing, options for up to 170,000 shares may vest two years from the date of grant if certain performance goals relating to the earnings per share and stock price have been attained. All of the options expire on August 20, 2007.

     Pursuant to the Lovelock Agreement, on September 10, 2001, Mr. Lovelock was granted a stock option for 25,000 shares of Common Stock at an exercise price of $0.52 per share (the Fair Market Value of the Company's Common Stock on the date of grant). Said options will vest in four equal annual installments commencing one year from the date of grant and will expire on September 9, 2008.

     Under the Lovelock Agreement, Mr. Lovelock was entitled to receive a performance bonus for Fiscal 2001 computed in the following manner: (i) a guaranteed minimum bonus of 20% of base salary ($60,000) and (ii) a bonus of up to an additional 80% of base salary ($240,000) if and to the extent the Company achieved certain pre-established performance goals for Fiscal 2001. For Fiscal 2001, Mr. Lovelock received a bonus of $83,833. See "EXECUTIVE OFFICER COMPENSATION - Summary Compensation Table". In subsequent years, Mr. Lovelock will be entitled to a performance bonus, if any, based upon performance goals established by the Board for such year.

     The Lovelock Agreement also includes provisions relating to participation in the Company's benefit plans, reimbursement of certain relocation expenses, the payment of premiums on term life insurance in the face amount of $600,000, the use of a Company automobile and the reimbursement for related expenses, a severance payment upon termination of employment by the Company for any reason other than cause or change-in-control in an amount equal to his annual base salary, and a severance payment upon termination of employment under certain circumstances in the event of a change-in-control of the Company (see "Change-in-Control Agreements"). The Lovelock Agreement also contains provisions relating to confidentiality and non-competition.

     William A. Nabors

     On November 1, 2000, the Company entered into an Employment Agreement with William A. Nabors pursuant to which Mr. Nabors was employed by the Company as Vice President of Manufacturing Operations effective as of June 5, 2000. The Employment Agreement was amended as of August 24, 2001 (the Employment Agreement, as amended, is referred to as the "Nabors Agreement"). The Nabors Agreement is a one-year agreement that will be automatically extended for additional one-year terms unless either party gives written notice to the other at least 30 days prior to the expiration of a term that it shall not be so extended.

     Under the Nabors Agreement, Mr. Nabors receives an annual base salary of $125,000 or such increased amount as the President and Chief Executive Officer may determine from time to time. Effective August 27, 2001, Mr. Nabors' base salary was increased to $137,500. In accordance with the terms of the Nabors Agreement, upon the completion of thirty days employment, Mr. Nabors received a hiring bonus of $5,000.

     Pursuant to the Nabors Agreement, on June 5, 2000, Mr. Nabors was granted a stock option for 20,000 shares of Common Stock at an exercise price of $2.125 per share (the Fair Market Value of the Company's Common Stock on the date of grant). The options vest in four equal annual installments commencing one year from the date of grant and will expire on June 5, 2007.

     The Nabors Agreement also includes provisions relating to participation in the Company's benefit and bonus plans, reimbursement of certain relocation expenses, a severance payment upon termination of employment by the Company for any reason other than cause or change-in-control in an amount equal to his annual base salary, and a severance payment upon termination of employment under certain circumstances in the event of a change-in-control of the Company (see "Change-in-Control Agreements"). The Nabors Agreement also contains provisions relating to confidentiality and non-competition.


     Bill R. Anderson

     On March 19, 2001, the Company entered into an Employment Agreement with Bill R. Anderson (the "Anderson Agreement") pursuant to which Mr. Anderson was employed by the Company as Vice President, Materials and Supply Chain Management. The Anderson Agreement expires on March 18, 2002, but will be extended for additional one-year terms, provided both parties agree in writing to such an extension.

     Under the Anderson Agreement, Mr. Anderson receives an annual base salary of $160,000 or such increased amount as the President and Chief Executive Officer may determine from time to time. In accordance with the terms of the Anderson Agreement, after the completion of thirty days of employment, Mr. Anderson received a hiring bonus of $25,000.

     Pursuant to the Anderson Agreement, on March 19, 2001, Mr. Anderson was granted a stock option for 60,000 shares of Common Stock at an exercise price of $1.313 per share (the Fair Market Value of the Company's Common Stock on the date of grant). Of the 60,000 stock options granted, options for 10,000 shares vested immediately and options for 50,000 shares will vest in four equal annual installments commencing one year from the date of grant.

     The Anderson Agreement also includes provisions relating to participation in the Company's benefit and bonus plans, reimbursement of certain temporary living expenses, a severance payment upon termination of employment by the Company for any reason other than cause or change-in-control in an amount equal to his annual base salary, and a severance payment upon termination of employment under certain circumstances in the event of a change-in-control of the Company (see "Change-in-Control Agreements"). The Anderson Agreement also contains provisions relating to confidentiality and non-competition.

     Change-in-Control Agreements

     The Company has entered into Change-in-Control Agreements with Mr. Weiss and certain other officers to assure the Company of the continued services of those executives to the Company in an effective manner without distraction by reason of a change-in-control of the Company. The agreements provide that in the event of the termination of the executive's employment within the two-year period following a Change-in-Control (as defined below) of the Company, and such termination is (i) by the Company for any reason other than Termination for Cause (as defined below) or (ii) by the executive if the executive terminates such employment for Good Reason (as defined below), the Company will pay such executive each month for a period of 12 or 18 months, as the case may be, an amount equal to the sum of (x) the executive's monthly salary at the annual rate then in effect and (y) the monthly average of the annual bonus paid to the executive under the Company's current Incentive Plan or any successor plan in the three full fiscal years preceding termination. In addition, the executive will be immediately vested in any retirement, incentive or option plans then in effect and the Company will continue to provide the executive with executive's then current health, dental, life and accidental death and dismemberment insurance benefits for a period of 12 or 18 months, as the case may be. Similar provisions are contained in the Lovelock, Nabors and Anderson Agreements, except that the amount of the severance payments computed under the foregoing formula will be paid for a period of three years for Mr. Lovelock and for a period of one year for Messrs. Nabors and Anderson. Continuation of benefits will likewise be for a period of three years for Mr. Lovelock, and for a period of one year for Messrs. Nabors and Anderson.

     If any payments to the executive are considered "excess parachute payments" as defined in Section 280G of the Internal Revenue Code, the payments will be reduced to avoid such a characterization.

     Certain Definitions. As used in the Lovelock, Nabors, Anderson and Change-in-Control Agreements:

     (a) Change-in-Control generally means (i) the acquisition of 15% of the Company's voting securities by any person other than any other person who has reported or is required to report ownership on Schedule 13G under the Securities Exchange Act of 1934, or (ii) a change of 1/3 of the incumbent Board of Directors without the prior approval of the members of the incumbent Board of Directors, or (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company would not, immediately after the merger or consolidation, own at least 50% of the voting securities of the corporation issuing the cash or securities in the merger or consolidation, or
(iv) the sale of substantially all of the assets of the Company.

     (b) Termination for Cause generally means the termination of the employment of the executive because the executive has failed or refused to perform such services as may reasonably be delegated to the executive consistent with the executive's position, or has been grossly negligent in connection with the performance of the executive's duties, or has committed acts involving dishonesty, willful misconduct, breach of fiduciary duty, fraud, or any similar offense which materially affects the executive's ability to perform the executive's duties for the Company or may materially adversely affect the Company or has been convicted of a felony or has violated or breached any material term, covenant or condition contained in any employment, confidentiality and/or non-competition agreement between the Company and the executive.

     (c) Good Reason generally means an executive's annual rate of salary is reduced from the annual rate then currently in effect or the executive's other benefits are in the aggregate materially reduced from those then currently in effect (unless such reduction of employee benefits applies generally to all employees of the Company), or the executive's place of employment is moved from its then current location or the executive is assigned duties that are demeaning or are otherwise materially inconsistent with the duties then currently performed by the executive.

Certain Transactions

     Russell E. Stingel retired from the Company as Chief Executive Officer on September 30, 1999. Pursuant to the terms of a Retirement and Deferred Compensation Agreement between Mr. Stingel and the Company regarding Mr. Stingel's retirement, and in appreciation for his dedication during his 22 years of service with the Company as an officer, the Company agreed, among other things, to pay Mr. Stingel a bonus for past services in the amount of $131,250, payable in installments from October 1, 1999 through September 30, 2000 on the normal payroll dates for the Company. As a result of the death on December 11, 1999 of David W. Fradin, who had become Chief Executive Officer on October 1, 1999, Mr. Stingel was named Interim Chief Executive Officer on December 12, 1999 and served as such until August 20, 2000. During the period he served as Interim Chief Executive Officer, he received a salary at his prior annual rate of $175,000 and payments under the Retirement and Deferred Compensation Agreement were deferred until such time as he ceased to be Interim Chief Executive Officer (August 2000). During Fiscal 2000, he received $37,019 under the Retirement and Deferred Compensation Agreement and, during Fiscal 2001, he received $94,231.

     Lawrence W. Swol, who became Vice President, Supply Chain Management, on October 1, 2000 and had been Vice President and General Manager-International Operations (April 1999-September 2000) and Vice President/General Manager-Texas (November 1997-April 1999) left the employ of the Company in March 2001. In Fiscal 2001, he received severance payments aggregating $70,103.

     Justin L. Vigdor, a director and Assistant Secretary of the Company, is senior counsel to Boylan, Brown, Code, Vigdor & Wilson, LLP, and Martin S. Weingarten, Secretary of the Company, is of counsel to that firm, which provided legal services to the Company in Fiscal 2001.

     During the fiscal year ended September 30, 2001, Don Allen Agency, of which Robert P. B. Kidd, a director of the Company, is a broker, was paid approximately $1,199,751 in insurance premiums. All of said premiums are believed by the Company to be comparable to those which would have been paid to an unaffiliated third party.

     Any transactions with the Company's officers, directors, affiliates or controlling stockholders will be on terms no less favorable than could be obtained from unaffiliated third parties, and must be approved by a majority of the directors of the Company, including a majority of the independent disinterested directors of the Company.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Performance Graph and the Report of the Compensation Committee on Executive Compensation shall not be incorporated by reference into any such filings.



                           CORPORATE PERFORMANCE GRAPH


                         1996     1997      1998     1999     2000    2001
                        -------  -------   ------   ------   ------  ------
COMPANY................. 100.00  275.42     70.17    36.84    29.39     9.96
NASDAQ.................. 100.00  137.40    138.06   223.83   299.36   122.16
PEER INDEX.............. 100.00   95.80     71.50   108.81   103.28    35.15
 ----------

(1) Assumes $100 invested on September 30, 1996, in the Common Stock, The NASDAQ Market Index and a Company constructed peer group index.

(2) The Company constructed peer group consists of Solectron Corp., SCI Systems Inc., Plexus Corp., and Benchmark Electronics Inc.

               REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
                     OF DIRECTORS ON EXECUTIVE COMPENSATION


     The Compensation Committee of the Board of Directors (the "Committee"), consisting entirely of Outside Directors (David Beaubien, W. Barry Gilbert and James C. Rowe), approves all of the policies under which compensation is paid or awarded to the Company's executive officers.

     The Company's executive compensation policy is intended (i) to support the attainment of the Company's long and short-term strategic and financial objectives; (ii) to provide a competitive total compensation program that enables the Company to attract, motivate and retain the key executives needed to accomplish the Company's goals; (iii) to provide variable compensation opportunities that are directly related to the performance of the Company; (iv) to align executive compensation with growth in stockholder value; and (v) to recognize and reward executives for their contributions and commitment to the growth and profitability of the Company. The Compensation Committee believes this policy is generally best accomplished by providing a competitive total compensation package, a significant portion of which is variable and at risk and related to established performance goals.

     The Company's compensation program for executive officers is comprised of the following key elements: base salary, annual cash incentives and equity based incentives. Salary and annual incentive payments are mainly designed to reward current and past performances. Equity based incentives are primarily designed to provide strong incentives for long-term future performance. The components of the compensation program for executives are described below.

Base Salary
- -----------

     Base salaries and increases for executive officers, other than Mr. Lovelock, are determined by the Chief Executive Officer within the guidelines established by the Committee and are based upon the officer's current performance, experience, the scope and complexity of his position within the Company and the external competitive marketplace for comparable positions at peer companies. Base salaries are normally reviewed annually. In structuring the compensation package, it has been the Company's policy to emphasize bonuses based upon Company performance rather than increases in base salary. Accordingly, the base salaries of the executive officers generally remain below the market median. In Fiscal 2001, salary adjustments were made for certain executive officers in order to reflect changes in job responsibilities and to bring their salaries closer to the market median.

Annual Incentive
- ----------------

     A substantial portion of each executive officer's compensation is variable and tied to Company performance. The Board adopted a new Incentive Compensation Bonus Plan ("2001 Bonus Plan") for Fiscal 2001, which was applicable to all key employees of the Company and which was based upon the attainment of specific Company objectives as well as the attainment of specific individual objectives. Although the Company did not meet its performance targets for Fiscal 2001 and incurred a significant loss, the Board, recognizing that the Company had been making progress during the first two quarters of Fiscal 2001 but had suffered a setback in the last two quarters as a result of the collapse of the telecommunications industry and the pronounced recession of the U.S. economy and concerned about the need to retain and motivate senior staff, determined that it was desirable and in the best interests of the Company that incentive bonuses be paid to certain key employees in recognition of their performance during such a difficult year. Accordingly, incentive bonuses in the aggregate amount of $244,444 were paid to 18 individuals, including the Named Executive Officers. The bonuses awarded to the Named Executive Officers are set forth in the Summary Compensation Table.

Equity Based Incentives
- -----------------------

     Executive officers and other key employees also receive grants of stock options pursuant to the Company's 1993 Stock Option Plan. Stock option grants are discretionary and reflect the current performance and continuing contribution of the individual to the success of the Company. The Committee is responsible for determining, subject to the terms of the Plan, the individuals to whom grants should be made, the time of grants and the number of shares subject to each option. Stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the day of grant. Any value received by the executive from an option grant depends completely upon increases in the price of the Company's Common Stock. Consequently, the full value of an executive's compensation package cannot be realized unless an appreciation in the price of the Company's Common Stock occurs over a period of years.

     There is no established grant cycle for executive officers; rather, grants are made on an intermittent basis reflecting a discretionary assessment of future contributions to the longer term growth of the Company and the need to provide a competitive retention incentive. For the fiscal year ending September 30, 2001, stock grants were made to the Named Executive Officers listed in the Summary Compensation Table and to certain other key employees.

Chief Executive Officer Compensation
- ------------------------------------

     When Mr. Lovelock was elected President and Chief Executive Officer in August 2000, the Committee established his base salary, incentive bonus and stock option grant by assessing comparative compensation information and reviewing recommendations from an external consulting firm. Mr. Lovelock's base salary, which was established at the rate of $300,000 per annum, ranges at the 50th percentile of relevant market data. Mr. Lovelock's employment contract is described in detail in "EXECUTIVE OFFICER COMPENSATION-Executive Employment Contracts and Change-in-Control Agreements-Thomas W. Lovelock". Mr. Lovelock received no increase in base salary in Fiscal 2001. He received a bonus of $83,333, of which $60,000 was guaranteed by his Employment Agreement and $23,333 was in recognition of his leadership during a year of extraordinary change and challenge. After the completion of a performance review and in recognition of Mr. Lovelock's effective performance during Fiscal 2001, the Board amended his Employment Agreement to provide that the Company would pay all the premiums on his term life insurance and granted him a stock option for 25,000 shares of Common Stock at an exercise price of $0.52, the fair market value of the Company's Common Stock on the date of grant. The option vests in four equal annual installments, commencing one year from the date of grant and expires on September 9, 2008.

Tax Considerations
- ------------------

     Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to the Named Executive Officers to $1,000,000 each. However, compensation is exempt from this limit if it qualifies as "performance based compensation." The Committee has carefully considered the impact of this tax code provision and its normal practice is to take such action as is necessary to preserve the Company's tax deduction. The Company's 1993 Stock Option Plan complies with the provisions of Section 162(m). Accordingly, any gains realized upon the exercise of stock options granted under said Plan will qualify as "performance-based compensation" and will be fully deductible by the Company. The Committee believes that all of the Company's compensation expense for Fiscal 2001 will be deductible for federal income tax purposes.

     Although the Committee will continue to consider deductibility under
Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since Company objectives may not always be consistent with the requirements for full deductibility, the Company may enter into compensation arrangements under which payments are not deductible under Section 162(m). It is not expected that the compensation of any executive officer will exceed $1,000,000 in Fiscal 2002.

                                                Compensation Committee:
                                                David J. Beaubien, Chairman
                                                W. Barry Gilbert
                                                James C. Rowe


Compensation Committee Interlocks and Insider Participation
- -----------------------------------------------------------

     The members of the Compensation Committee consist of Messrs. Beaubien (Chairman), Gilbert and Rowe. Each member is a non-employee director and does not have any direct or indirect material interest in or relationship with the Company outside of his position as director.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     SEC regulations require the Company to identify any one who filed a required report late during the most recent fiscal year. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 2001, the Company believes that, during Fiscal 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except for a report on Form 4 for the month of February 2001 which was filed one day late by William A. Nabors.

                             AUDIT COMMITTEE REPORT

     Membership and Role of Audit Committee

     The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Company's accounting functions, internal controls and financial reporting process. The Audit Committee is comprised of three independent directors, and is governed by an amended written charter adopted and approved by the Board. Each of the members of the Audit Committee is independent as defined by the Company policy and the National Association of Securities Dealers, Inc. ("NASD") listing standards.

     Management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board the selection of the Company's independent auditors.

     It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent".


     Review of the Company's Audited Financial Statements

     The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's Annual Report on Form 10-K. In order to fulfill its responsibilities, the Audit Committee (a) discussed with Arthur Andersen LLP ("AA"), the Company's independent auditors for Fiscal 2001, the overall scope and plans for its audit, (b) reviewed and discussed with management and AA the Company's audited consolidated financial statements for Fiscal 2001, (c) discussed with AA their judgments as to the quality and acceptability of the Company's accounting principles as applied in its financial reporting and such other matters as are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), and (d) received and reviewed the written disclosures and the letter from AA required by Independence Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with AA their independence.

     Based upon the discussions with AA concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 include these financial statements.

                                        Audit Committee:
                                        Eben S. Moulton, Chairman
                                        Robert P.B. Kidd
                                        James C. Rowe

        Fees Paid to Arthur Andersen LLP

     The following fees were paid to Arthur Andersen LLP, the Company's independent auditors, for services rendered in Fiscal 2001.

     Audit Fees                                                      $130,303
     Financial Information Systems Design and Implementation Fees         -0-
     All Other Fees                                                    45,700
                                                                     --------
     Total Arthur Andersen LLP Fees                                  $176,003

     Audit Fees primarily represent amounts expected to be paid for the audit of the Company's annual financial statements and reviews of SEC Forms 10-Q and 10-K.

     All Other Fees include amounts paid for non-financial statement audit services, such as tax services and consultation.

            PROPOSAL TO APPROVE 2001 STOCK OPTION AND INCENTIVE PLAN
                                 (Proxy Item 2)

General
- -------

     In December 2001, the Board of Directors adopted, subject to stockholder approval, the 2001 Stock Option and Incentive Plan (the "2001 Plan") and reserved 1,500,000 shares of Common Stock for issuance thereunder.

     The 2001 Plan is intended to be a successor to the Company's 1993 Stock Option Plan ("1993 Plan") and to the Company's Compensation Plan for Non-Employee Directors ("Director Plan"). See "ELECTION OF DIRECTORS - Compensation of Directors". As of December 31, 2001, there were approximately 251,300 shares available for grant under the 1993 Plan and no shares were available for the payment of directors' compensation under the Director Plan. If the 2001 Plan is approved by the stockholders, no further grants of options will be made under the 1993 Plan and both the 1993 Plan and the Director Plan will be terminated.

     The Company is seeking stockholder approval of the 2001 Plan in order to comply with the requirements of Sections 162(m) and 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the requirements of NASDAQ and to obtain approval for the reservation and subsequent issuance of 1,500,000 shares of Common Stock in connection with potential grants of awards under the 2001 Plan.

Reasons for the 2001 Plan
- -------------------------

     The purpose of the 2001 Plan is to promote the best interests of the Company and its stockholders by providing eligible participants with an opportunity to acquire or increase a direct proprietary interest in the Company's operations and successes. The Board of Directors believes that the 2001 Plan will advance the interests of the Company by enhancing the Company's ability to attract and retain highly qualified officers, key employees, and Outside Directors and by providing such persons with stronger incentives to expend maximum effort to improve the business results and earnings of the Company. The Board of Directors believes that adoption of the 2001 Plan is appropriate to assure that a meaningful number of stock-based awards will continue to be available for grant to eligible participants. At December 31, 2001, options to purchase an aggregate of 1,057,700 shares of Common Stock were outstanding under the Company's 1993 Stock Option Plan.

     Virtually all options under the 1993 Plan have exercise prices significantly higher than the current trading price of the Company's Common Stock. As a result, said options are no longer effectively providing the motivation and retention they were originally intended to provide.

     Although the 1993 Plan does not prohibit the cancellation of a stock option in exchange for the issuance of a new option with a lower price, it has been the Company's policy not to reprice its options, since the Board believes that one of the main reasons for adopting an option plan is to align the interests of management, key employees and Outside Directors with those of stockholders, and, when an option is repriced, that reason becomes nullified.

     In addition to providing for the grant of stock options, the 2001 Plan provides for several other types of stock-based awards, which are intended to provide flexibility to the Company and to enable it (i) to attract and retain talented employees and Outside Directors; (ii) to provide recognition to such individuals for their contribution to the success of the Company; (iii) to align the interests and efforts of the Company's officers, key employees and Outside Directors to the long-term interests of the stockholders; and (iv) to provide a direct incentive to achieve the Company's strategic and financial goals.

Summary of the 2001 Plan
- ------------------------

     The following is a general summary of the 2001 Plan and is qualified in its entirety by the full text of the 2001 Plan, which is attached to this Proxy Statement as Appendix A. Capitalized terms not defined herein shall have the same meanings ascribed to such terms in the plan documents.

Administration

     The 2001 Plan will be administered by the Compensation Committee (the "Committee"), except for the purposes of making awards to Outside Directors. Awards to Outside Directors can only be made by the entire Board of Directors. The Committee consists of non-employee directors and is designated by the Board of Directors. The Committee has full authority to construe and interpret the 2001 Plan and to establish, amend and rescind rules and regulations relating to the 2001 Plan, to select the individuals to whom awards are granted and the number of shares covered by the awards and to set the vesting and other terms and conditions of the awards, and to take any other action necessary for the administration of the 2001 Plan.

     The Committee has the authority to determine whether the payment of any amounts received under any award may be deferred for federal income tax purposes. The Committee may accelerate the vesting of awards. The Committee may delegate to one or more officers who are also directors of the Company the right to grant awards with respect to individuals who are not subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Shares Authorized

     Subject to adjustment as provided in the 2001 Plan (for example, in the event of recapitalization, stock split, stock dividend or similar event), the maximum number of shares of Common Stock that may be issued under the 2001 Plan is 1,500,000 shares, which may be shares of original issuance, treasury shares or a combination thereof. Not more than 1,000,000 shares may be granted subject to ISOs. The total number of shares intended to qualify for deduction under
Section 162(m) of the Code with respect to any one type of award that may be granted in any calendar year to any covered employee may not exceed 400,000 shares. For purpose of this limit each of: options and SARs; restricted stock; performance stock; and other stock-based awards are considered separate types of awards. A covered employee generally includes the chief executive officer and the next four most highly compensated officers.

     The closing price per share of the Company's Common Stock on The Nasdaq Stock Market on January 22, 2002 was $0.45.

     If any shares of Common Stock subject to an award under the 2001 Plan or to which an award relates are not purchased or are forfeited, or if any award terminates without the delivery of shares or other consideration, the shares previously used for the awards will be available for future awards under the 2001 Plan. In addition, if any shares are delivered by a participant as payment to the Company of the purchase price relating to an award (or delivered to pay the participant's tax withholding obligation), then only the number of shares issued net of the shares tendered shall be deemed issued for purposes of determining the maximum number of shares available for granting of future awards under the 2001 Plan.

Eligibility

     Any employee, officer, director, consultant or independent contractor providing services to the Company or any of its subsidiaries is eligible to receive awards under the 2001 Plan. As of December 31, 2001, there were approximately 700 employees and eight Outside Directors.

Types of Awards

     Awards under the 2001 Plan may be in the form of stock options to purchase Common Stock of the Company, stock appreciation rights ("SARs"), unrestricted stock, restricted stock, performance awards, directors' awards, and other awards valued in whole or in part by reference to or otherwise based upon the Company's Common Stock ("other stock-based awards"). The awards under the 2001 Plan may be granted either alone or in any combination with other types of awards under the 2001 Plan. The terms and features of the various forms of awards under the 2001 Plan are set forth below and are described more fully in the 2001 Plan itself, which is attached as Appendix A.

Stock Options

     A stock option is a right to purchase a specific number of shares of Common Stock under specific terms, conditions and price. Stock options may either be Incentive Stock Options ("ISOs") or Nonstatutory Stock Options ("NSOs"). ISOs may be granted only to employees of the Company or its subsidiaries. NSOs may be granted to employees, Outside Directors and consultants or independent contractors providing services to the Company. The Committee determines the exercise price of the shares of Common Stock covered by each stock option (the "Option Exercise Price"), except that the Option Exercise Price may not be less than 100% of the fair market value of Common Stock on the date such stock option is granted and except that the Option Exercise Price of an ISO granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such ISO is granted. The aggregate fair market value (determined at the time an ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company) may not exceed $100,000, or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time. The Committee also sets the term of each stock option, which may not be greater than 10 years (and, under the 1993 Plan, generally has been seven years in the case of ISOs and five years in the case of
NSOs); however, in the case of an ISO granted to a 10% stockholder, the term of the option may be not more than five years from the date of grant. The Committee determines the vesting schedule (which generally has been a four-year schedule for ISOs under the Company's 1993 Plan) and the nature and extent of any restrictions to be imposed on the shares of Common Stock which may be purchased thereunder. The Committee may accelerate the exercisability of any option at any time.

     To exercise an option, the optionee must deliver written notice of intent to purchase a specific number of shares subject to the option terms. The Option Exercise Price for the shares must be paid in full at the time of exercise. Payment may be made by cash, previously acquired shares of Common Stock, simultaneous sale through a broker of Common Stock acquired on exercise, or any combination of the foregoing.

     An option may contain a reload feature. If an optionee pays the Option Exercise Price by tendering shares of Common Stock, the optionee may receive a reload option for the amount of shares tendered (and, if so provided by the Committee, for shares retained by the Company to satisfy tax withholding obligations). The reload option will have an Option Exercise Price equal to the fair market value of the Company's Common Stock on the date the Common Stock was tendered to exercise the option and will be subject to new vesting provisions commencing one year from the date of grant. The remaining terms of the reload option shall be the same as the underlying exercised option, including the original expiration dates.

SARs

     An SAR is a right granted alone ("Freestanding") or in connection with a related option ("Tandem") entitling the holder upon exercise to receive, in cash or shares of Common Stock, as the Committee shall determine, the appreciation in value of a share of Common Stock between the date the SAR or related stock option is granted and the date it is exercised. The exercise of a Tandem SAR requires the forfeiture of the right to purchase stock under the related option (and when the stock is purchased under the option, the Tandem SAR is similarly canceled). No SARs have been issued under the 1993 Plan.

Unrestricted Stock and Restricted Stock

     The Committee may also award shares of Common Stock, which may contain no restrictions ("Unrestricted Stock") or which may be subject to restrictions ("Restricted Stock"). Restricted Stock is subject to vesting based on the passage of time, the achievement by the grantee or the Company of specified performance objectives, or other conditions deemed appropriate by the Committee. The Committee will establish the conditions to vesting and the period of time during which the conditions will apply ("Period of Restriction") at the time of grant. In its discretion, the Committee may shorten or terminate the Period of Restriction or waive any other restrictions applicable to the award. If a participant's employment or service with the Company is terminated during the Period of Restriction, the award will be forfeited unless the Committee, in its discretion, otherwise determines

     Participants holding Restricted Stock may exercise full voting rights with respect to those shares during the Period of Restriction and, subject to the Committee's right to determine otherwise at grant date, will receive regular cash dividends, if any.

     Generally, there is no purchase price associated with Unrestricted Stock or Restricted Stock.

Performance Stock

     Awards contingent upon the attainment of certain financial or other objectives within a designated period of time may be granted by the Committee in the form of shares of Common Stock ("Performance Stock"). The performance objectives to be established in writing by the Committee may be expressed in terms of net income, EBITDA, revenues, sales, expenses, costs, market share, return on net assets, return on assets, return on capital, profit margin, operating revenues, operating expenses, operating income, stock price, return on stockholders' equity, total stockholder return, earnings per share, service performance, or a combination of the foregoing with regard to the Company (on a consolidated basis) or a subsidiary. Approval of the 2001 Plan will also constitute approval of the foregoing performance objectives.

     The value of the Performance Stock that is paid to a grantee is dependent upon the extent to which the established objectives are achieved during the designated measurement period. Immediately following the end of such period, the Company must pay any amounts due in cash or Common Stock or a combination thereof. Performance Stock may be awarded subject to any restrictions the Committee determines.

Awards to Outside Directors

     Options
     -------

     The 2001 Plan authorizes the granting of NSOs to the Outside Directors in such amounts and at such times as may be determined by the Board of Directors. It is the present intent of the Board to grant each Outside Director an option to purchase 5,000 shares at the time of each Annual Meeting of Stockholders. Under the 1993 Plan, each Outside Director received an option for 9,000 shares every three years. As is true with respect to most options currently held by employees, all options currently held by the Outside Directors have exercise prices significantly higher than the current trading price of the Company's Common Stock.

     The Option Exercise Price of each option will be determined by the Board but may not be less than 100% of the fair market value of the shares of Common Stock on the date such options are granted. The term of each option will be fixed by the Board at the time of grant but may not be greater than ten years. The Board will also determine the vesting schedule of each option. Directors' options under the 1993 Plan had a term of five years and could be exercised in three equal installments - one-third six months from the date of grant, one-third 12 months from the date of grant and one-third 24 months from the date of grant. It is the Board's current intent to grant options to the Outside Directors which would have the same term and vesting schedule as those granted under the 1993 Plan.

     Director Compensation

     The 2001 Plan authorizes awards of Common Stock for purposes of Outside Director compensation. The authorization for stock awards in payment of Outside Director compensation was previously contained in the Company's Compensation Plan for Non-Employee Directors, which is being superseded and replaced by the 2001 Plan. The Company currently pays each Outside Director an annual retainer, fees for attendance at meetings and such other compensation for services as a director as may be determined from time to time by the Board. Such compensation may be paid exclusively in cash, exclusively in stock or a portion in cash and a portion in stock. The Board may from time to time require that all or a portion of the Outside Director compensation be paid in stock. It is the Board's current intent to require that one-half of all directors' fees be paid in stock. In addition, pursuant to a resolution adopted by the Board on October 31, 2000, if an Outside Director retires from the Board after having served at least five years as a director, such director will receive one year's annual retainer fee (currently $8,000) in the form of Company stock. See "ELECTION OF DIRECTORS-Compensation of Directors".

Other Awards

     The Committee may grant other awards which may include the payment of stock in lieu of cash (including cash payable under other Company incentive or bonus programs), and the Committee shall establish the terms and conditions of such awards.

Stock Purchase Program

     The Board or Committee may establish one or more programs under which officers, employees or Outside Directors will be permitted to purchase shares of Common Stock. The purchase price for shares of stock available under the program and other terms and conditions of such program will be established by the Board or Committee. The purchase price may not be less than 100% of the fair market value of the stock at the time of purchase (or, in the Board's or Committee's discretion, the average stock price over a period determined by the Board or Committee).

Elective Share Withholding

     A participant may elect to have shares withheld in an amount required to satisfy the minimum federal, state and local tax withholding requirements upon the exercise of an option or SAR, the vesting of a restricted stock award or any other taxable event. The shares withheld shall have a fair market value not to exceed the estimated tax liability of the participant with respect to the exercise or vesting.

Loans and Guarantees

     The Committee may, in its discretion, cause the Company to guarantee a loan from a third party to a participant or to make a loan to a participant in an amount sufficient to enable a participant to exercise a stock option and/or any related income taxes incurred upon the exercise of such option. This provision is identical to a provision contained in the 1993 Plan. No such loans or guarantees are currently outstanding under the 1993 Plan.

     Each loan or guaranty may extend for a period of not more than five years, will be evidenced by a promissory note given by the participant and for which the participant will have full personal liability, will bear interest at such rate per annum as determined by the Committee, which interest will not be less than the rate in effect for the Company's senior indebtedness to a financial institution and will be payable at such times as determined by the Committee but at least no less frequently than annually, will be secured by a pledge of the shares purchased with the proceeds of the loan which shall be deposited with the Company, and may contain such further terms and conditions consistent with the 2001 Plan, including provisions of additional collateral security, as may be determined by the Committee from time to time.

     Approval of the 2001 Plan by the stockholders will constitute approval of any such guaranty or loan made to or on behalf of a participant.

Transferability

     In general, each award under the 2001 Plan is not assignable or transferable other than by will or the laws of descent and distribution. The Committee, in its discretion, may permit NSOs to be transferred to certain family members or to a trust, foundation or any other entity meeting certain ownership requirements.

Forfeitability; Cancellation and Rescission of Awards

     Subject to exceptions for death and disability, an employee and Outside Director will forfeit all unexercised options three months after termination of employment or service unless the Committee determines otherwise. Notwithstanding the foregoing sentence, if an Outside Director's termination of service is on account of retirement from the Board, after having served at least five years as a director, then all of such director's options, to the extent not vested, will vest and all said options may then be exercised until the expiration date of the option. The Committee may cancel, rescind, suspend or otherwise limit or restrict any unexpired award at any time if the participant is not in compliance with all applicable provisions of the award agreement and the 2001 Plan, or if the participate engages in any Detrimental Activity (as defined in the 2001
Plan).

Adjustments for Certain Events

     The Committee will make proportional adjustments to the maximum number of shares of Common Stock that may be delivered under the Plan and to outstanding awards to reflect stock dividends, stock splits, reverse stock splits, share combinations, recapitalizations, mergers, consolidations, acquisitions of property, stock rights offerings, liquidations or similar events of or by the Company. Subject to the terms of a participant's award agreement, upon the occurrence of a Change in Control (as defined in the 2001 Plan), unless otherwise specifically prohibited: (a) all outstanding options and SARs will immediately become vested and exercisable; (b) any restriction periods and restrictions imposed on Restricted Stock or other stock-based awards will immediately lapse and such stock will immediately become fully vested; and (c) the 100% Performance Goal for all Performance Stock relating to incomplete Performance Periods will be deemed to have been fully achieved.

Amendment of the Plan

     The Board may amend, modify or terminate the Plan at any time and in any respect, without the approval of the stockholders, except to the extent that stockholder approval is required (a) to permit the Company to deduct compensation resulting from awards from its taxable income under the Code; (b) to retain ISO treatment under the Code; or (c) under the listing requirements of any securities exchange on which the Company's equity securities are listed. The Plan will terminate on December 11, 2011, which is ten years after the date of its adoption by the Board.

Federal Income Tax Consequences

     The following is a general summary of the federal income tax consequences related to awards under the 2001 Plan as of the date of this Proxy Statement. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This information may not be applicable to participants of foreign subsidiaries or to participants who are not residents of the United States.

ISOs

     An optionee does not realize income on the grant of an ISO. If an optionee exercises an ISO in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option or within one year from the date of exercise, the optionee will not realize any income by reason of the exercise and the Company will not be allowed a deduction by reason of the grant or exercise. (See the discussion below for the tax consequences of the exercise of an option with stock already owned by the optionee.) Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, the gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee's basis in the shares. If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (an "Early Disposition"), the optionee will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (a) the amount realized on the disposition, or
(b) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on disposition of such shares over the fair market value of the shares on the date of exercise will be long- or short-term gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     If an optionee disposes of such shares for less than his or her basis in the shares, the difference between the amount realized and such basis will be a long- or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition. The excess of the fair market value of the shares at the time the ISO is exercised over the exercise price for the shares is treated as a tax preference item (the "ISO Preference") unless the optionee makes an Early Disposition of such stock. See "Taxation of Preference Items" below.

Non-Statutory Stock Options

     NSOs do not receive the special tax treatment accorded to ISOs under the Code. Although an optionee does not recognize income at the time of the grant of the option, he or she recognizes ordinary income upon the exercise of a NSO in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the Option Exercise Price. The Company will be entitled to deduct as compensation the amount included in the optionee's gross income as a result of the optionee's exercise of a NSO.

     The excess of the fair market value of the stock on the date of exercise of a non-qualified stock option over the exercise price is not treated as an item of "tax preference" as such term is used in the Code.

Payment in Shares

     If the optionee exercises an option and surrenders stock already owned by him or her ("Old Shares"), the following rules apply:

     1. To the extent the number of shares acquired ("New Shares") exceeds the number of Old Shares exchanged, the optionee will recognize ordinary income on the receipt of such additional shares (provided the option is not an ISO) in an amount equal to the fair market value of such additional shares less any cash paid for them and the Company will be entitled to a deduction in an amount equal to such income. The basis for such additional shares will be equal to the fair market value of such shares (or, in the case of an ISO, the cash, if any, paid for additional shares) on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised.

     2. Except as provided below, to the extent the number of New Shares acquired does not exceed the number of Old Shares exchanged, no gain or loss will be recognized on such exchange, the basis of the New Shares received will be equal to the basis of the Old Shares surrendered. and the holding period of the New Shares received will include the holding period of the Old Shares surrendered. However, if the optionee exercises an ISO by surrendering Old Shares which were acquired through the exercise of an ISO and if the surrender occurs prior to the expiration of the holding period applicable to ISOs, the surrender will be deemed to be an Early Disposition of the Old Shares. The federal income tax consequences of an Early Disposition are discussed above.

     3. If the Old Shares surrendered were acquired by the optionee by exercise of an ISO, then the exchange will not constitute an Early Disposition of the Old Shares unless the option being exercised is an ISO and the holding period applicable to an ISO has not been met at the time of the surrender.

Stock Appreciation Rights

     Although the recipient of an SAR does not recognize income at the time the right is granted, in the year the right is exercised he or she recognizes income in an amount equal to the cash and the fair market value of the property received. The Company will be entitled to deduct as compensation an amount equal to the income recognized by the recipient, and such deduction shall be claimed in the Company's taxable year in which the award becomes payable to the recipient.

     The Company is entitled to deduct as compensation the amount included in the recipient's gross income as a result of the payment of the award in stock only in its taxable year in which or with which ends the taxable year of the recipient in which he or she recognizes gross income. If an SAR is paid in stock, the recipient's basis will be equal to the fair market value of the stock when received, and the holding period will begin on that date.

Taxation of Long-Term Capital Gains

     For capital assets held for more than one year, the maximum rate of tax on net capital gains is 20%. A 10% rate applies to taxpayers in the 10% or 15% ordinary income tax bracket. For holding periods beginning after December 31, 2000, gains on capital assets held for more than five years are subject to a reduced rate. The 20% and 10% rates discussed above are reduced to 18% and 8% respectively in such case.

Taxation of Preference Items

     Section 55 of the Code imposes an Alternative Minimum Tax equal to the excess, if any, of (1) 26% of the optionee's "alternative minimum taxable income" up to $175,000 ($87,500 in the case of married taxpayers filing separately) and 28% of alternative minimum taxable income in excess of $175,000 ($87,500 in the case of married taxpayers filing separately) over (2) his or her "regular" federal income tax. Alternative minimum taxable income is determined by adding the optionee's ISO Preference and any other items of tax preference to his or her adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $33,750 for single taxpayers ($35,750 for taxable years 2001-2004), $45,000 for married taxpayers filing jointly ($49,000 for taxable years 2001-2004) and $22,500 for married taxpayers filing separately ($24,500 for taxable years 2001-2004).


Other Awards

     For other awards granted under the 2001 Plan that are payable in cash or shares of Common Stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for the shares of Common Stock by the holder of the award. In this case, the Company will be entitled at that time to a deduction for the same amount.

     For an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of Common Stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares of Common Stock by the holder. In this case, the Company will be entitled at that time to a tax deduction for the same amount.

Special Rules

     Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk or forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

Registration with SEC

     If the 2001 Plan is approved by the stockholders, pursuant to the Securities Act of 1933, the Company intends to file a registration statement with the Securities and Exchange Commission covering the shares of Common Stock under the 2001 Plan.

New Plan Benefits

     Since future awards under the 2001 Plan are discretionary, it is impossible to determine who will receive awards and in what amounts in the event the 2001 Plan is approved.

Vote Required

     Approval of the 2001 Plan requires the affirmative vote of a majority of the Votes Cast at the Annual Meeting. Broker non-votes are not considered as Votes Cast. Abstentions are considered as Votes Cast; accordingly, an abstention from voting by a stockholder present in person or by proxy at the Annual Meeting has the same legal effect as a vote "against" the matter.

     Unless authority to so vote is withheld, the persons named in the proxy card intend to vote shares as to which proxies are received in favor of the 2001 Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2001 PLAN. EACH OF THE DIRECTORS MAY HAVE AN INTEREST AND MAY BENEFIT FROM THE ADOPTION OF THE 2001 PLAN, SINCE THEY ARE ELIGIBLE TO RECEIVE AWARDS UNDER THE TERMS OF THE 2001 PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP have been the Company's independent public accountants since June 1979. It is anticipated that representatives of Arthur Andersen LLP will be present at the Annual Meeting and they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if other matters properly come before the meeting, the persons named as Proxies in the enclosed Proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed Proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your Proxy at that time and vote in person, if you wish. Otherwise your Proxy will be voted for you.


     THE COMPANY WILL MAKE AVAILABLE AT NO COST, UPON THE WRITTEN REQUEST OF A STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001 (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF EXHIBITS TO THE COMPANY'S FORM 10-K WILL BE MADE AVAILABLE, UPON WRITTEN REQUEST OF A STOCKHOLDER AND THE PAYMENT TO THE COMPANY OF THE REASONABLE COSTS OF REPRODUCTION AND MAILING.


                                By Order of the Board of Directors



                                Martin S. Weingarten, Secretary

DATED:  January 28, 2002
        Newark, New York

                                                                      APPENDIX A

                             IEC ELECTRONICS CORP.
                      2001 STOCK OPTION AND INCENTIVE PLAN


Article I.  Establishment and Purpose

     1.1 Establishment of the Plan. IEC Electronics Corp., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan, to be known as the IEC Electronics Corp. 2001 Stock Option and Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

     1.2 Purpose of the Plan. The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees, outside directors, and other persons to advance the interests of the Company by providing such persons with stronger incentives to continue to serve the Company and its subsidiaries (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company. The Plan is intended to accomplish this objective by providing to eligible persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

     1.3 Effective Date. This Plan shall become effective upon its adoption by the Board of Directors; provided, however, that the validity of the Plan and any Award provided hereunder is subject to approval of the Plan at the next stockholders' meeting following its adoption by the Board of Directors. If the stockholders fail to timely approve the Plan, the Plan and any Award that may be issued hereunder shall be null and void.

Article II.  Definitions

     Whenever used in the Plan and related documents (including Award Agreements), the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

     2.1 Award means, individually or collectively, a grant under the Plan of any Option, Stock Appreciation Right, Unrestricted Stock, Restricted Stock, Performance Stock, Director Stock or any other type of stock-based award permitted under the Plan.

     2.2 Award Agreement means an agreement setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan.

     2.3 Base Value of an SAR means the Fair Market Value of a share of Stock on the date the SAR is granted.

     2.4 Beneficial Owner means such term as defined in Rule 13d-3 under the Exchange Act.

     2.5 Board or Board of Directors means the Board of Directors of the Company.

     2.6 Change in Control means:

         (a) the date of the acquisition by any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, excluding the Company or any of its Subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either the then outstanding shares of Stock of the Company or the then outstanding voting securities entitled to vote generally in the election of directors; or

         (b) the date the individuals who constitute the Board as of the date of the adoption of the Plan by the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the members of the Board, provided that any person becoming a director subsequent to the date of the adoption of the Plan by the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to Board membership was not endorsed by the Company's management prior to, or at the time of, such individual's initial nomination for election) shall be, for the purposes of this Plan, considered as though such person were a member of the Incumbent Board; or


                                      A-1

         (c) the date of consummation of a merger, consolidation, recapitalization, reorganization, sale or disposition of all or a substantial portion of the Company's assets or the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity; provided, however, that a Change in Control shall not occur under this clause (c) if consummation of the transaction would result in at least 51% of the total voting power represented by the voting securities of the Company (or, if not the Company, the entity that succeeds to all or substantially all of the Company's business) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 51% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially al in the transaction; or

         (d) the date the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report of item therein) that a change in control of the Company has or may have occurred, or will or may occur in the future, pursuant to any then existing contract or transaction.

     2.7 Code means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     2.8 Committee means the committee, as specified in Article III appointed by the Board to administer the Plan.

     2.9 Company means IEC Electronics Corp., a Delaware corporation, or any successor thereto as provided in Article XX herein.
2.10 Covered Employee means any Participant who would be considered a "covered employee" for purposes of Section 162(m) of the Code.

     2.11 Designated Beneficiary means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts or Stock due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's Estate.

     2.12 Detrimental Activity means the type of activity described in Section
17.1 herein.
     2.13 Director Stock means an Award of Stock to an Outside Director described in
Section 7.2 herein.

     2.14 Disability means a mental or physical condition which, in the opinion of the Committee, renders a Participant unable or incompetent to carry out the job responsibilities which such Participant held or the duties to which such Participant was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

     2.15 Eligible Person means any employee, officer or director (including any Outside Director) of the Company and its Subsidiaries and any consultant or independent contractor providing services to the Company or any Subsidiary whom the Committee deems to be an Eligible Person.

     2.16 Employee means an individual who is paid on the payroll of the Company or of one of the Company's Subsidiaries, and is classified on the Company's human resource payroll system as a regular full-time or regular part-time employee.

     2.17 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.18 Exercise Period means the period during which an Option or SAR is exercisable as set forth in the related Award Agreement.

     2.19 Fair Market Value means the value of a share of Stock, determined as follows: if on the determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the Nasdaq National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the closing price on the principal such exchange or market if there is more than one such exchange or market) on the determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading date), or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Committee in good faith.



                                      A-2

     2.20 Family Member means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, or sibling, including adoptive relationships, a trust in which these persons have more than fifty (50) percent of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than fifty (50) percent of the voting interests.

     2.21 Freestanding SAR means an SAR that is not a Tandem SAR.

     2.22 Incentive Stock Options or ISO means an option to purchase Stock, granted under Article VI of the Plan, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code or any successor provision.

     2.23 Nonstatutory Stock Option or NSO means an option to purchase Stock, granted under Article VI of the Plan, which is not intended to be an incentive stock option under Section 422 of the Code.

     2.24 Option means an option to purchase one or more shares of Stock pursuant to the Plan and may be designated as an Incentive Stock Option, a Nonstatutory Stock Option, a Reload Option or an Outside Director Option.

     2.25 Option Exercise Price means the price at which the shares of Stock covered by a particular Option may be purchased by a Participant, as determined by the Committee or Board and set forth in the Option Award Agreement.

     2.26 Other Stock-Based Award means any Award granted under Article XI of the Plan.

     2.27 Outside Director means a member of the Board who is not an officer or employee of the Company.

     2.28 Outside Director Option means an NSO granted under Section 7.1 of the Plan to an Outside Director.

     2.29 Participant means an Eligible Person designated to be granted an Award under the Plan.

     2.30 Performance Stock means an Award described in Article X of the Plan.

     2.31 Period of Restriction means that period of time determined by the Committee during which the transfer of shares of Restricted Stock is limited in some way and such shares are subject to forfeiture.

     2.32 Person means any individual, corporation, partnership, association or trust.

     2.33 Plan means the IEC Electronics Corp. 2001 Stock Option and Incentive Plan.

     2.34 Reload Option means an additional Option described in Section 6.6 herein.

     2.35 Reporting Person means a person required to file reports under Section 16(a) of the Exchange Act or any successor statute.


                                      A-3

     2.36 Restricted Stock means an Award described in Article IX herein.

     2.37 Retirement means termination of employment with the Company if such termination of employment constitutes normal retirement, early retirement, disability retirement or other retirement as provided for at the time of such termination of employment under the applicable retirement program then maintained by the Company, provided that the Participant does not continue in the employment of the Company.

     2.38 Securities Act means the Securities Act of 1933, as amended.

     2.39 Stock means the common stock, $.01 par value, of the Company.

     2.40 Stock Appreciation Right or SAR means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article VIII herein. Each SAR shall be denominated in terms of one share of Stock.

     2.41 Subsidiary means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     2.42 Tandem SAR means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase Stock under the related Option (and when Stock is purchased under the Option, the Tandem SAR shall be similarly canceled).

     2.43 Ten-Percent Stockholder means an Employee who owns stock of the Company possessing more than 10% percent of the total combined voting power of all classes of stock of the Company at the time an ISO is granted.

     2.44 Termination of Employment means the date on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries.

     2.45 Termination of Service means the date on which an Outside Director's service as a director ceases for any reason.

     2.46 Unrestricted Stock means an Award of Stock not subject to restrictions described in Article IX herein.


                                      A-4

Article III.  Administration of the Plan

     3.1 The Committee. The Plan shall be administered by the Compensation Committee or such other committee (the "Committee") as the Board shall select. The Committee shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act or any successor rule or regulation and as an "outside director" within the meaning of Section 162(m) of the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

     3.2 Authority of the Committee. The Committee shall have full power and authority, except as limited by law, the Articles of Incorporation or the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Stock to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Stock, other securities, other Awards, other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, stock, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; or other property, or canceled, forfeited or suspended; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     3.3 Awards to Outside Directors. With respect to Awards to Outside Directors pursuant to Article VII, the Committee's responsibilities under the Plan shall be limited to taking all legal actions necessary to document the Awards so granted, to interpret the Award Agreements evidencing such Awards, to maintain appropriate records and reports regarding such Awards, and to take all acts authorized by this Plan or otherwise reasonably necessary to effect the purposes hereof. Awards provided for in Article VII shall be made by the Board.

     3.4 Delegation. The Committee may delegate to one or more officers of the Company, but only to the extent such officer or officers are also members of the Board of Directors of the Company, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Eligible Persons who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act. The Committee shall not delegate its powers and duties under the Plan in any manner that would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

     3.5 Delivery of Stock by Company; Restrictions on Stock. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Stock or benefits under the Plan unless such delivery would comply with all applicable laws (including, without limitation, the Securities Act) and applicable requirements of any securities exchange or similar entity and unless the Participant's tax obligations have been satisfied as set forth in Article XV.

     The Committee may impose such restrictions on any Stock acquired pursuant to Awards under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable federal securities laws, with the requirements of any stock exchange or market upon which such Stock is then listed and/or traded and with any blue sky or state securities laws applicable to such Stock.

     3.6 Decisions Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award, any employee of the Company or any Subsidiary, and all other persons having any interest therein.

     3.7 No Liability; Indemnification. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee and the Board for all costs and expenses and, to the fullest extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     3.8 Costs. The Company shall pay all costs of administration of the Plan.


                                      A-5

Article IV.  Stock Subject to the Plan

     4.1 Number of Shares. Subject to Section 4.2 herein, the total number of shares of Stock available for Awards under the Plan shall be 1,500,000. Shares of Stock underlying lapsed or forfeited Awards, or Awards that are not paid in Stock, may be reused for other Awards. If the purchase price relating to an Award is satisfied by tendering Stock, only the number of shares issued net of the shares tendered shall be deemed issued under the Plan. Stock granted pursuant to the Plan may be (i) authorized but unissued shares of common stock or (ii) treasury stock.

     4.2 Adjustments in Authorized Stock and Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company or other similar corporate transaction or event affecting the Stock would be reasonably likely to result in the diminution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan or under an Award (including, without limitation, the benefits or potential benefits of provisions relating to the term, vesting or exercisability of any Option, the availability of any "reload" Option rights, if any, contained in any Option Award, and any Change in Control or similar provisions of any Award), the Committee, in its sole discretion, shall, in such manner as it shall deem equitable or appropriate in order to prevent such diminution or enlargement of any such benefits or potential benefits, adjust any or all of (i) the number and type of shares of Stock (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of shares of Stock (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of shares of Stock covered by any Award or to which such Award relates shall always be a whole number. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

     4.3 Award Limitations. Subject to Section 4.2 above, (i) the total number of shares of Stock with respect to which Options or SARs may be granted in any calendar year to any Covered Employee shall not exceed 400,000 shares; (ii) the total number of shares of Restricted Stock that may be granted in any calendar year to any Covered Employee shall not exceed 400,000 shares; (iii) the total number of shares of Performance Stock that may be granted in any calendar year to any Covered Employee shall not exceed 400,000 shares; and (iv) the total number of shares of Stock that are intended to qualify for deduction under
Section 162(m) of the Code granted pursuant to Article XI herein in any calendar year to any Covered Employee shall not exceed 400,000 shares.

     4.4 Incentive Stock Options. Notwithstanding the foregoing, the number of shares of Stock available for granting Incentive Stock Options under the Plan shall not exceed 1,000,000, subject to adjustment as provided in Section 4.2 of the Plan and Section 422 or 424 of the Code or any successor provision.



                                      A-6

Article V.  Eligibility and Participation

     5.1 Eligibility. Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Subsidiary, shall be eligible to be designated a Participant; provided, however, that an Incentive Stock Option may be granted only to full-time or part-time employees (which term as used herein included, without limitation, officers and directors who are also employees).

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons those to whom Awards shall be granted.

Article VI.  Stock Options

     6.1 Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Person, except an Outside Director, at any time and from time to time, as shall be determined by the Committee.

     The Committee shall have complete discretion in determining the number of shares of Stock subject to Options granted to each Eligible Person (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options. The Committee may grant ISOs, NSOs or a combination thereof. Notwithstanding the foregoing, no Eligible Person shall be granted an ISO which would result in such person receiving a grant of ISOs for Stock that would have an aggregate fair market value in excess of $100,000, or such other amount specified in Section 422(d) of the Code, determined as of the time that the ISO is granted, that would be exercisable for the first time by such person during any calendar year.

     6.2 Option Award Agreement. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Exercise Price, the term of the Option, the number of shares of Stock to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine, including, but not limited to, special provisions relating to a change in control and any Reload Options. The Option Award Agreement shall also specify whether the Option is intended to be an ISO or NSO.

     6.3 Option Exercise Price. The Option Exercise Price shall not be less than 100% of the Fair Market Value of the Stock on the date of grant (110% in the case of an ISO granted to a Ten-Percent Stockholder).

     6.4 Option Term. The term of each Option shall be fixed by the Committee at the time of grant, but, in no event, shall any Option have a term of more than ten years (five years in the case of an ISO granted to a Ten-Percent Stockholder). The Committee may, subsequent to the grant of any Option, extend the term thereof, but, in no event, shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     6.5 Exercise of and Payment for Options. Options granted under the Plan shall be exercisable in such amounts and at such time and shall be subject to such restrictions and conditions as the Committee shall in each instance approve. The Committee may accelerate the exercisability of any Option or any portion thereof at any time.

     A Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by provision for full payment of the Stock.

     The Option Exercise Price shall be payable: (i) in cash or its equivalent,
(ii) by tendering (by actual delivery of shares or by attestation) previously acquired Stock (owned for at least six months) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price, (iii) by broker-assisted cashless exercise or (iv) by a combination of (i), (ii) and/or
(iii).

     Stock received upon exercise of an Option may be granted subject to any restrictions deemed appropriate by the Committee.


                                      A-7
                                  Pag 34 of 49

     6.6 Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or any portion of an Option with Stock which has a Fair Market Value equal to not less than 100% of the Option Exercise Price for such Option shall be granted, subject to Article IV, an additional option ("Reload Option") for a number of shares of Stock equal to the sum ("Reload Number") of the number of shares of Stock tendered in payment of the Option Exercise Price for the Options plus, if so provided by the Committee, the number of shares of Stock, if any, retained by the Company in connection with the exercise of the Options to satisfy any federal, state or local tax withholding requirements.

     Reload Options shall be subject to the following terms and conditions:

     (i) the grant date for each Reload Option shall be the date of exercise of the Option to which it relates;

     (ii) subject to (iii) below, the Reload Option, upon vesting, may be exercised at any time during the unexpired term of the Option to which it relates (subject to earlier termination thereof as provided in the Plan and in the applicable Award Agreement); and

     (iii) the terms of the Reload Option shall be the same as the terms of the Option to which it relates, except that (a) the Option Exercise Price shall be the Fair Market Value of the Stock on the grant date of the Reload Option and
(b) the Reload Option shall be subject to new vesting provisions, commencing one
(1) year after the grant date of the Reload Option and vesting upon the same schedule as the Option to which it relates.

     Reload Options may not be granted to Participants who exercise Options after a Termination of Employment.

     6.7 Termination. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee (subject to applicable law), shall be included in the Option Award Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination.

     To the extent the Option Agreement does not set forth termination provisions, the provisions of Article XVI shall control

     6.8 Transferability of Options. Except as otherwise determined by the Committee, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant, and no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. ISOs are not transferable other than by will or by the laws of descent and distribution.

     The Committee shall have the authority, in its discretion, to grant (or to sanction by way of amendment to an existing Award) Nonstatutory Stock Options which may be transferred by the Participant during his lifetime to any Family Member. A transfer of an Option pursuant hereto may only be effected by the Company at the written request of a Participant and shall become effective only when recorded in the Company's record of outstanding Options. In the event an Option is transferred as contemplated herein, any Reload Options associated with such transferred Option shall terminate, and such transferred Option may not be subsequently transferred by the transferee except by will or the laws of descent and distribution. Otherwise, a transferred Option shall continue to be governed by and subject to the terms and limitations of the Plan and the relevant Award Agreement, and the transferee shall be entitled to the same rights as the Participant, as if no transfer had taken place.


                                      A-8

Article VII.  Awards to Outside Directors

     7.1 Outside Director Options.

         7.1.1 Grant of Options. Subject to the terms and conditions of the Plan, Nonstatutory Stock Options may be granted to an Outside Director at any time and from time to time, as shall be determined by the Board.

         The Board shall have complete discretion in determining the number of shares of Stock subject to Outside Director Options granted to each Outside Director (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Outside Director Options.

         7.1.2 Option Award Agreement. Each Outside Director Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Exercise Price, the term of the Option (which shall not be greater than ten (10 years), the number of shares of Stock to which the Option pertains, the Exercise Period and such other provisions as the Board shall determine, including, but not limited to, special provisions relating to a change of control.

         7.1.3 Option Exercise Price. The Option Exercise Price shall not be shall not be less than 100% of the Fair Market Value of the Stock on the date of grant.

         7.1.4 Option Term. The term of each Option shall be fixed by the Board at the time of grant, but, in no event, shall an Option have a term of more than ten years. The Board may, subsequent to the grant of any Option, extend the term thereof, but, in no event, shall the term as so extended exceed the maximum term provided for in the proceeding section.

         7.1.5 Exercise of and Payment for Options. Outside Director Options granted under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions, as the Board shall in each instance approve.

         An Outside Director may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by provision for full payment of the Stock.



                                      A-9

         The Option Exercise Price shall be payable: (i) in cash or its equivalent, (ii) by tendering (by actual delivery of shares or by attestation) previously acquired Stock (owned for at least six months) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price, (iii) by broker-assisted cashless exercise or (iv) by a combination of
(i), (ii) and/or (iii).

         Stock received upon exercise of an Outside Director Option may be granted pursuant to any restrictions deemed appropriate by the Board.

         7.1.6 Termination. Each Option Award Agreement shall set forth the extent to which the Outside Director shall have the right to exercise the Option following termination of the Outside Director's service with the Company. Such provisions shall be determined in the sole discretion of the Board (subject to applicable law), shall be included in the Option Award Agreement entered into with the Outside Director, need not be uniform among all Options granted to Outside Directors pursuant to the Plan and may reflect distinctions based on the reasons for termination.

         To the extent the Option Award Agreement does not set forth termination provisions, the provisions of Article XVI shall control.

         7.1.7 Transferability of Options. Except as otherwise determined by the Board, all Options granted to an Outside Director under the Plan shall be exercisable during his or her lifetime only by such Outside Director, and no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

         The Board shall have the authority, in its discretion, to grant (or to sanction by way of amendment to an existing Award) Outside Director Options, which may be transferred by the Outside Director during his or her lifetime to any Family Member. A transfer of an Option pursuant hereto may only by effected by the Company at the written request of an Outside Director and shall become effective only when recorded in the Company's record of outstanding Options. A transferred Option shall continue to be governed by and subject to the terms and limitations of the Plan and the relevant Award Agreement, and the transferee shall be entitled to the same rights as the Outside Director, as if no transfer had taken place.


                                      A-10

     7.2 Director Stock.

         7.2.1 Director Compensation. The Company intends to pay each Outside Director (a) an annual retainer, payable in quarterly installments or in any other manner (determined without regard to the Plan) (the "Retainer"), (b) fees for attendance at meetings of the Board of Directors and/or committees thereof (determined without regard to the Plan) ("Meeting Fees"), and (c) such other compensation for services as a director ("Other Compensation") as may be determined from time to time by the Board. The Retainer, the Meetings Fees, and the Other Compensation (collectively, "Director Compensation") shall be in such amounts as may be set from time to time by the Board.

         7.2.2 Director Compensation Payable in Cash or Stock. Except as the Board may otherwise determine, each Outside Director shall be entitled to receive any component of his or her Director Compensation exclusively in cash, exclusively in stock ("Director Stock") or any portion in cash and any portion in Director Stock. The Board may from time to time require that all or a portion of the Director Compensation be paid in Director Stock. To the extent not otherwise prescribed by the Board, each Director shall be given the opportunity, during the month the Director first becomes a Director and during the last month of each quarter thereafter, to elect among the three choices for the remainder of the quarter (in the case of the election made when the Director first becomes a Director) and for the following quarter (in the case of any subsequent election). If the Director chooses to receive at least some of his or her Director Compensation in Director Stock, the election shall also indicate the percentage of each component of the Director Compensation to be paid in Director Stock. If a Director makes no election during his or her first opportunity to make an election, the Director shall be assumed to have elected to receive his or her entire Director Compensation in cash. If a Director makes no election during any succeeding election month, the Director shall be assumed to have remade the election then currently in effect for that Director. An election by a Director to receive a portion of his or her Director Compensation in Director Stock shall either (i) be approved by (a) the Committee or (b) the Board or (ii) provide that Director Stock received by the Director pursuant to such election shall be held by the Director for a period of at least six months.

         7.2.3 Payment in Director Stock. Except as may otherwise be determined by the Board, issuances of Director Stock in payment of Director Compensation for a particular quarter shall be made as of the first trading day after the end of such calendar quarter. The number of shares of Stock to be issued to a Director as of the relevant trading date shall equal:

         [% multiplied by C] divided by P
WHERE:

         % = the percentage of the Director's Compensation that the Director is required and/or has elected to receive in the form of Director Stock, expressed as a decimal;

         C = the cash amount that otherwise would have been paid as Director Compensation to the Director for the calendar quarter; and


         P   = the Fair Market Value of one share of Stock on the trading date

         For Director Compensation not paid in quarterly installments, the Board shall determine the relevant date of issuance for the shares of Stock to be issued to a Director.

         Director Stock shall not include any fractional shares. Fractions shall be rounded to the nearest whole share.


                                      A-11

Article VIII.  Stock Appreciation Rights

     8.1 Grant of SARs. Subject to the terms and conditions of the Plan, an SAR may be granted to an Eligible Person at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs. A stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over
(ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one share of Stock on the date of grant of the Stock Appreciation Right.

     The Committee shall have complete discretion in determining the number of SARs granted to each Eligible Person (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     8.2 SAR Award Agreement. Each SAR grant shall be evidenced by an SAR Award Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR, the Exercise Period, the methods of exercise, and such other conditions or restrictions as the Committee shall determine, including, but not limited to, special provisions relating to a change in control.

     8.3 Exercise and Payment of SARs. Tandem SARs may be exercised for all or part of the Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable.

     Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Exercise Price of the underlying ISO and the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised; (iii) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Exercise Price of the ISO; and (iv) the Tandem SAR may be transferred only when the underlying ISO is transferable, and under the same circumstances.

     Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     A Participant may exercise an SAR at any time during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of: (a) the excess of (i) the Fair Market Value of a share of Stock on the date of exercise of (ii) the Base Value multiplied by: (b) the number of shares of Stock with respect to which the SAR is exercised.

     At the sole discretion of the Committee, the payment to the Participant upon SAR exercise may be in cash, the shares of Stock of equivalent value or in some combination thereof.

     8.4 Termination. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Award Agreement entered into with Participants and may reflect distinctions based on the reasons for termination.

     To the extent the SAR Award Agreement does not set forth termination provisions, the provisions of Article XVI shall control.

     8.5 Transferability of SARs. Except as otherwise determined by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative, and no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.


                                      A-12

Article IX.  Unrestricted Stock and Restricted Stock

     9.1 Grant of Unrestricted Stock. Subject to the terms and conditions of the Plan, Unrestricted Stock and/or Restricted Stock may be granted to an Eligible Person at any time and from time to time, as shall be determined by the Committee.

     The Committee shall have complete discretion in determining the number of shares of Unrestricted Stock and/or Restricted Stock granted to each Eligible Person (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards. Restricted Stock shall be subject to such restrictions as may be determined by the Committee and set forth in the Award Agreement.

     9.2 Period of Restriction. Restricted Stock shall be subject to a Period of Restriction (after which restrictions will lapse), which shall mean a period commencing on the date the Restricted Stock is granted and ending on such date as the Committee shall determine. The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

     9.3 Unrestricted Stock and Restricted Stock Award Agreement. Each grant of Unrestricted Stock and/or Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of shares of Unrestricted Stock and/or Restricted Stock granted, the Period or Periods of Restriction (if applicable), and such other provisions as the Committee shall determine, including, but not limited to, special provisions relating to a change in control.

     9.4 Transferability. Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement. During the applicable Period of Restriction, all rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or his or her legal representative.

     9.5 Certificates. No certificates representing Stock shall be delivered to a Participant until such time as all restrictions applicable to such shares have been satisfied.

     9.6 Removal of Restrictions. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. However, the Committee, in its sole discretion, shall have the right to immediately vest the Stock and waive all or part of the restrictions and conditions with regard to all or part of the Stock held by any Participant at any time. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate.

     9.7 Voting Rights. During the Period of Restriction, Participants may exercise full voting rights with respect to the Restricted Stock.

     9.8 Dividends and Other Distributions. Subject to the Committee's right to determine otherwise at the time of grant, during the Period of Restriction, Participants shall receive all regular cash dividends paid with respect to the Restricted Stock while they are so held. All other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and shall be paid to the Participant promptly after the full vesting of the Restricted Stock with respect to which such distributions were made.

     9.9 Termination. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive Restricted Stock payment following termination of the Participant's employment or service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination.

     To the extent the Restricted Stock Award Agreement does not set forth termination provisions, the provisions of Article XVI shall control.


                                      A-13

Article X.  Performance Stock

     10.1 Grant of Performance Stock. Subject to the terms and conditions of the Plan, Performance Stock may be granted to an Eligible Person at any time and from time to time, as shall be determined by the Committee.

     The Committee shall have complete discretion in determining the number of shares of Performance Stock granted to each Eligible Person (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards.

     10.2 Performance Stock Award Agreement. Each grant of shares of Performance Stock shall be evidenced by a Performance Stock Award Agreement that shall specify the number of shares of Performance Stock granted, the Performance Period, the Performance Goals and such other provisions as the Committee shall determine, including, but not limited to, special provisions relating to a change in control.

     10.3 Value of Performance Stock. The value of a share of Performance Stock shall be equal to the Fair Market Value of the Stock. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Stock that will be paid to the Participants.

     10.4 Performance Period. The Performance Period for Performance Stock is the period over which the Performance Goals are measured. The Performance Period is set by the Committee for each Award; however, in no event shall an Award have a Performance Period of less than one year.

     10.5 Performance Goals. For each Award of Performance Stock, the Committee shall establish performance objectives ("Performance Goals") for the Company, its Subsidiaries, and/or divisions of any of foregoing, based on the Performance Criteria and other factors set forth in (a) and (b) below. Performance Goals shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met, and, if met, the number of shares of Performance Stock and/or cash (or the rate of such conversion) and distributed to Participants in accordance with Section 10.7. All Performance Stock which may not be converted under the Performance Goals or which are reduced by the Committee or which may not be converted for any other reason after the end of the Performance Period shall be cancelled at the time they would otherwise be distributable. When the Committee desires an Award to qualify under Section 162(m) of the Code, as amended, the Committee shall establish the Performance Goals for the respective Performance Stock prior or within 90 days of the beginning of the service relating to such Performance Goal, and not later than after 25% of such period of service has elapsed. For all other Awards, the Performance Goals must be established before the end of the respective Performance Period.

     (a) The Performance Criteria which the Committee is authorized to use, in its sole discretion, are any of the following criteria or any combination thereof:

         (1) Financial performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, EBITDA (earnings before income taxes, depreciation and amortization), revenues, sales, expenses, costs, market share, return on net assets, return on assets, return on capital, profit margin, operating revenues, operating expenses, and/or operating income.

         (2) Service performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or of a division of any of the foregoing. Such service performance may be based upon measured customer perceptions of service quality.

         (3) The Company's Stock price, return on stockholders' equity, total stockholder return (Stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per share.

     (b) Except to the extent otherwise provided by the Committee in full or in part, if any of the following events occur during a Performance Period and would directly affect the determination of whether or the extent to which Performance Goals are met, the effects of such events shall be disregarded in any such computation: changes in accounting principles; extraordinary items; changes in tax laws affecting net income; and natural disasters, including floods, hurricanes, and earthquakes. No such adjustment shall be made to the extent such adjustment would cause the Performance Stock to fail to satisfy the performance based exemption of Section 162(m) of the Code.


                                      A-14

     10.6 Earning of Performance Stock. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout with respect to the Performance Stock earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

     10.7 Form and Timing of Payment of Performance Stock. Payment of earned Performance Stock shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Stock in cash or in Stock (or in a combination thereof), which has an aggregate Fair Market Value equal to the value of the earned Performance Stock at the close of the applicable Performance Period. Such Stock may be granted subject to any restrictions deemed appropriate by the Committee.

     10.8 Termination. Each Performance Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Stock payment following termination of the Participant's employment or service with the Company and its Subsidiaries during a Performance Period. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all grants of Performance Stock or among Participants and may reflect distinctions based on reasons for termination.
To the extent the Performance Stock Award Agreement does not set forth termination provisions, the provisions of Article XVI shall control.

     10.9 Transferability. Except as otherwise determined by the Committee, a Participant's rights with respect to Performance Stock granted under the Plan shall be available during the Participant's lifetime only to such Participant or the Participant's legal representative and Performance Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article XI.  Other Stock-Based Awards

     The Committee shall have the right to grant to Eligible Persons such other Stock-Based Awards which may include, without limitation, the payment of Stock in lieu of cash and the payment of Stock in lieu of cash under other Company incentive or bonus programs as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards.

Article XII.  Stock Purchase Program

     12.1 Establishment of Program.

     Subject to the terms of the Plan and compliance with applicable law, the Board or Committee may, from time to time, establish one or more programs under which Eligible Persons will be permitted to purchase shares of Stock under the Plan, and shall designate the Eligible Persons to participate under Stock purchase programs. The purchase price for shares of Stock available under such programs, and other terms and conditions of such programs shall be established by the Board or Committee. The purchase price may not be less than 100% of the Fair Market Value of the Stock at the time of purchase (or in the Board's or Committee's discretion, the average Stock value over a period determined by the Board or Committee), and further provided that the purchase price may not be less than par value.

     12.2 Restrictions.

     The Board or Committee may impose such restrictions with respect to shares of Stock purchased under this Article XII as the Board or Committee determines to be appropriate. Such restrictions may include, without limitation, restrictions of the type that may be imposed with respect to Restricted Stock under Article IX.

Article XIII.  Deferrals

     The Committee may, in its sole discretion, permit a Participant to defer the Participant's receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant under the Plan. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.


                                      A-15

Article XIV.  Rights of Participants

     14.1 No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

     14.2 Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

     14.3 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     14.4 No Right to Employment, etc. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as a consultant, or as giving an Outside Director the right to continue as a director, of the Company or any Subsidiary. In addition, the Company or Subsidiary may at any time dismiss a Participant from employment, or as a consultant, or terminate the term of an Outside Director, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     14.5 Limitation of Implied Rights. Neither a Participant nor any other Person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any Person.

     14.6 No Right as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     14.7 Waiver. Each Participant, by acceptance of an Award, waives all rights to specific performance or injunctive or other equitable relief and acknowledges that he or she has an adequate remedy at law in the form of damages.

Article XV.  Payment for Awards and Withholding

     15.1 Payment for Awards. In the event a Participant elects to pay the Option Exercise Price or make payment for any other Award through tender of previously acquired Stock, (i) only a whole number of share(s) of Stock (and not fractional shares of Stock) may be tendered in payment, (ii) such Participant must present evidence acceptable to the Company that he or she has owned any such shares of Stock tendered in payment (and that such shares of Stock tendered have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise and (iii) Stock must be tendered to the Company, either by actual delivery of the shares or by attestation. When payment is made by tender of Stock, the difference, if any, between the aggregate amount payable and the Fair Market Value of the share(s) of Stock tendered in payment (plus any applicable taxes) shall be paid by check. No Participant may tender shares of Stock having a Fair Market Value exceeding the aggregate Option Exercise Price or other payment due.

     15.2 Loans and Guarantees. The Committee may, in its discretion, cause the Company to guarantee a loan from a third party to the Participant or to make a loan to the Participant in an amount equal to all or any portion of the Option Exercise Price and/or any related income taxes. Any such guarantee or loan by the Company pursuant to this section shall be upon the following terms and conditions:

          15.2.1 Term of Loan. Each loan or guarantee will extend for a period of not more than five (5) years.




                                      A-16

          15.2.2 Promissory Note. Each loan will be evidenced by a promissory note given by the Participant and for which the Participant shall have full personal liability. Each such note shall bear interest at such rate per annum as determined by the Committee, which interest shall be not less than the rate in effect for the Company's senior indebtedness to a financial institution and shall be payable at such times as determined by the Committee but at least no less frequently than annually. Payments of principal, or installments thereof, need not be required by the terms of the notes, but may be required thereby if so determined by the Committee. Principal and interest may be prepaid in whole or in part, from time to time, without penalty. Each such note shall in all events become due and payable without demand on the fifth anniversary of the date of the note, or upon the Participant's failure to pay any installment of principal and interest when due or within 30 days thereafter, or immediately upon the insolvency or bankruptcy of the Participant, or within 30 days from the date of termination of the Participant's employment or directorship or office for whatever cause, excepting only death, Disability and Retirement. In the event of the death of a Participant, such note shall become due and payable without demand 9 months from the date of such death. In the event of the Disability or Retirement of a Participant such note shall become due and payable without demand 3 months from the date of such permanent disability or approved retirement.

          15.2.3 Pledge of Stock. Each note or guaranty will be secured by a pledge of the shares of Stock purchased with the proceeds of the loan which shall be deposited with the Company. Dividends paid on shares subject to the pledge shall be first applied against interest charges due upon the bank loan, or the note secured, with any balance applied to reduce the principal thereof. Regardless of any other provision of this Plan, shares pledged to secure the guarantee or note may not be withdrawn from the pledge unless the proportionate amount of the guaranteed bank loan or the note secured thereby shall be immediately repaid.

          15.2.4 Other Terms and Conditions. All such notes, guaranty and pledges may contain such further terms and conditions consistent with this Plan, including provisions for additional collateral security, as may be determined by the Committee. from time to time.

          15.2.5 Approval by Stockholders. Approval and adoption of this Plan by the stockholders of the Company shall constitute full and complete authorization for any guaranty, loan, or interest reimbursement made to or on behalf of Participant hereunder.

          15.2.6 Loans to Outside Directors and Consultants. Notwithstanding anything contained herein to the contrary, each note or guaranty representing a loan or guaranty to a Non-Employee Director or Consultant shall be secured by a pledge of shares equal to twice their maximum loan value as defined in Federal Reserve Regulation U (12 CFR Part 221) or by such other or additional collateral security as the Committee deems appropriate and in the best interests of the Company.

     15.3 Notification under Section 83(b). If a Participant shall, in connection with the exercise of any Option, or the grant of any share of Restricted Stock, make the election permitted under Section 83(b) of the code (i.e., an election to include in such Participant's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of
Section 83(b) of the Code.

     15.4 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount (including any Stock withheld as provided below) sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to an Award made under the Plan.

     15.5 Stock Withholding. With respect to tax withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by tendering Stock held by the Participant (by actual delivery of the shares or by attestation) or by having the Company withhold Stock having a Fair Market Value equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Participant.


                                      A-17

Article XVI.  Termination of Employment/Service

     16.1 Options to Employees and Officers. If a Participant who is an Employee or officer has a Termination of Employment, then, unless otherwise provided by the Committee or in the Award Agreement, the following provisions shall apply;

         16.1.1 Death. If the Participant's Termination of Employment is on account of death, then unvested options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Employment, may be exercised, in whole or in part, by the Participant's Designated Beneficiary at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of such Termination of Employment.

         16.1.2 Retirement. If the Participant's Termination of Employment is on account of Retirement, then unvested options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Employment, may be exercised, in whole or in part, by the Participant at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) three months after the date of such Termination of Employment.

         16.1.3 Disability. If the Participant's Termination of Employment is on account of Disability, unvested Options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Employment, may be exercised, in whole or in part, by the Participant at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of such Termination of Employment.

         16.1.4 Cause. If the Participant's Termination of Employment is on account of cause, all outstanding Options, vested and unvested, shall terminate and be forfeited on the date of such Termination of Employment.

         16.1.5 Other Reasons. If the Participant's termination of Employment is for any reason other than those enumerated in Sections 16.1.1 through 16.1.4, unvested Options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Employment, may be exercised, in whole or in part, by the Participant at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) three months after the date of such Termination of Employment.

         16.1.6 Death after Termination of Employment. If (a) the Participant's Termination of Employment is for any reason other than death and (b) the Participant dies after such Termination of Employment but before the date the Options must be exercised as set forth in the preceding subsections, unvested Options shall be forfeited, and any Options, to the extent they are vested on the date of the Participant's death, may be exercised, in whole or in part, by the Participant's Designated Beneficiary at any time on or before the earliest to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of death.

Reload Options may not be granted after a Termination of Employment.

     16.2 Options to Outside Directors. If a Participant who is an Outside Director has a Termination of Service, then, unless otherwise provided by the Committee or in the Award Agreement, the following provisions shall apply:

         16.2.1 Death. If the Participant's Termination of Service is on account of death, then unvested options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Service, may be exercised, in whole or in part, by the Participant's Designated Beneficiary at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of such Termination of Service.

         16.2.2 Disability. If the Participant's Termination of Service is on account of Disability, unvested Options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Service, may be exercised, in whole or in part, by the Participant at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of such Termination of Service.

         16.2.3 Retirement After Five Years of Service. If the Participant's Termination of Service is on account of retirement from the Board, after having served at least five (5) years as a director, then all outstanding Options, to the extent not vested, shall vest, and all outstanding Options may be exercised, in whole or in part, by the Participant at any time on or before the Expiration Date of the Option.

         16.2.4 Cause. If the Participant's Termination of Service is on account of cause, all outstanding Options, vested and unvested, shall terminate and be forfeited on the date of such Termination of Service.

         16.2.5 Other Reasons. If the Participant's Termination of Service is for any reason other than those enumerated in Sections 16.2.1 through 16.2.4, unvested Options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Service, may be exercised, in whole or in part, by the Participant at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) three months after the date of such Termination of Service.


                                      A-18

         16.2.6 Death after Termination of Service. If (a) the Participant's Termination of Service is for any reason other than death and (b) the Participant dies after such Termination of Service but before the date the Options must be exercised as set forth in the preceding subsections, unvested Options shall be forfeited, and any Options, to the extent they are vested on the date of the Participant's death, may be exercised, in whole or in part, by the Participant's Designated Beneficiary at any time on or before the earliest to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of death.

     16.3 Performance Stock.

         16.3.1 Termination of Employment Due to Death or Disability. In the event of the Participant's Termination of Employment by reason of death or Disability, the Participant shall receive a lump sum payout of all outstanding Performance Stock calculated as if all unfinished Performance Periods had ended with 100% of the Performance Goals achieved, payable in the year following the date of Termination of Employment.

         16.3.2 Termination of Employment for Other Reasons. In the event of the Participant's Termination of Employment for other than a reason set forth in
Section 16.3.1 (and other than for Cause), the Participant may receive no more than a prorated payout of all Performance Stock, based on the number of months the Participant worked during the respective Performance Period divided by the number of months in the Performance Period.

         16.3.3 Termination of Employment for Cause. In the event of a Participant's Termination of Employment for Cause, all Performance Stock shall be forfeited by the Participant to the Company.

     16.4 Other Awards. If a Participant has a Termination of Employment or a Termination of Service, then, unless otherwise provided by the Committee or in the Award Agreement, all Awards, other than the Awards enumerated in Sections 16.1, 16.2 and 16.3, shall terminate and be forfeited on the date of such Termination of Employment or Termination of Service.
Article XVII.  Cancellation and Rescission of Awards

     17.1 Cancellation and Rescission; Detrimental Activity. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any "Detrimental Activity". For purposes of this Article XVII, "Detrimental Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) activity that results in termination of the Participant's employment or service for cause; (iv) a violation of any rules, policies, procedures or guidelines of the Company, including, but not limited to, the Company's Code of Conduct; (v) any attempt, directly or indirectly, to induce any employee of the Company to be employed or perform services elsewhere or any attempt, directly or indirectly, to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or (vi) any other conduct or act determined by the Board to be injurious, detrimental or prejudicial to any interest of the Company.

     17.2 Certification of Compliance. Upon exercise, payment or delivery pursuant to an Award, the Participant, if requested by the Company, shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan.




                                      A-19

     17.3 Repayment of Gain; Set-off. In the event a Participant fails to comply with the provisions of (i)-(vi) of Section 17.1 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.
Article XVIII.  Change in Control

     Except as otherwise determined by the Committee or Board or except as otherwise provided in the Award Agreement, upon the occurrence of a Change in
Control:

     (a) any and all outstanding Options and SARs will immediately become vested and exercisable;

     (b) all restrictions applicable to outstanding Restricted Stock, Other Stock-Based Awards and Stock purchased by Participants pursuant to
         Article XII will immediately lapse and such Stock will immediately become fully vested;

     (c) the 100% Performance Goal for all Performance Stock relating to incomplete Performance Periods shall be deemed to have been fully achieved and shall be converted and distributed in accordance with the other terms of the Award Agreement and this Plan.

Article XIX.  Amendment, Modification and Termination

     The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, without the approval of the stockholders of the Company, except as stockholder approval may be required (i) to permit the Company to deduct, in computing its income tax liability pursuant to the provisions of the Code, compensation resulting from Awards, (ii) to retain incentive stock option treatment under Section 422 of the Code or (iii) under the listing requirements of any securities exchange on which are listed any of the Company's equity securities.

     No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

Article XX.  Successors

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

Article XXI.  Legal Construction

     21.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

     21.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     21.3 Requirements of Law. The granting of Awards and the issuance of Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     21.4 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Delaware, except with regard to conflicts of law provisions.

Article XXII.  Duration of the Plan

     Subject to the Board's right to earlier terminate the Plan pursuant to
Article XIX hereof, the Plan shall terminate ten (10) years after the date of the adoption of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.



                                      A-20
                                 Page 47 of 49

PROXY                               PROXY                          PROXY

                              IEC ELECTRONICS CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                          WEDNESDAY, FEBRUARY 27, 2002

     The undersigned, revoking all prior proxies, hereby appoints Thomas W. Lovelock, W. Barry Gilbert and Justin L. Vigdor, and any one of them with full power of substitution, as proxy or proxies to vote for the undersigned, in the name of the undersigned, all of the Common Stock of IEC Electronics Corp. (the "Company") of the undersigned, as if the undersigned were personally present and voting at the Company's Annual Meeting of Stockholders to be held at HSBC, One HSBC Plaza, Rochester, New York on February 27, 2002 at 9:00 a.m. (the "Annual Meeting"), and at any and all adjournments thereof, upon the following matters:

                  (Continued and to be signed on reverse side)


- ----------------------------------------------------------------------------
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL
BE VOTED FOR ELECTION OF THE NOMINEES FOR DIRECTORS SPECIFIED IN THE PROXY
STATEMENT AND FOR PROPOSAL 2.

1.  Election of eight (8) directors    FOR all nominees             WITHHOLD              2. Proposal to approve the 2001 Stock
                                       listed to the left           AUTHORITY                Option and Incentive Plan
01  David J. Beaubien                  (except as marked to the   to vote for all nominees     FOR           AGAINST        ABSTAIN
02  W. Barry Gilbert                   contrary)                  listed to the left            __             __             __
03  Robert P. B. Kidd                          __                            __                [__]           [__]           [__]
04  Thomas W. Lovelock                        [__]                          [__]
05  Eben S. Moulton
06  Dermott O'Flanagan                                                                    3. Transaction of such other business as
07  James C. Rowe                                                                            may properly come before the meeting or
08  Justin L. Vigdor                                                                         any adjournment thereof.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE)


                                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                        BOARD OF DIRECTORS.

                                                        Dated:                            , 2002
                                                              ----------------------------

                                                        ---------------------------------------
                                                        Signature


                                                        ---------------------------------------
                                                        Signature

                                                        IMPORTANT: Sign the Proxy exactly as
                                                        your name or names appear on your
                                                        Common Stock certificate; in the case
                                                        of Common Stock held in joint tenancy,
                                                        each joint tenant must sign.
                                                        Fiduciaries should indicate their full
                                                        titles and the capacity in which they
                                                        sign. Please complete, sign, date and
                                                        return this Proxy promptly in the
                                                        enclosed envelope.




                                 Page 49 of 49